SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Coventry Health Care, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

6705 Rockledge Drive, Suite 900
Bethesda, MD 20817-1850
301-581-0600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 3, 2004

To Our Shareholders:

      You are cordially invited to attend our Annual Meeting of Shareholders, which will be held on Thursday, June 3, 2004, at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, Telephone (301) 897-9400. At the meeting, the shareholders will act on the following matters:

1. To elect three Class I Directors to serve until the annual meeting of shareholders in 2007;

2. To approve the 2004 Incentive Plan;

3. To ratify the appointment of Ernst & Young, LLP as the Company’s independent auditors for 2004; and

4. To transact such other business as may properly come before the meeting or at any adjournment(s) thereof.

      A Proxy Statement, Proxy Card and a copy of the Annual Report describing the operations of the Company during the fiscal year ended December 31, 2003 accompany this notice. Information regarding the matters to be acted upon at the 2004 Annual Meeting of Shareholders is contained in the enclosed Proxy Statement.

      All shareholders of record of the Company’s common stock at the close of business on Monday, April 5, 2004, are entitled to vote at the 2004 Annual Meeting or at any adjournment of the meeting.

By Order of the Board of Directors,

ALLEN F. WISE
President and Chief Executive Officer

Bethesda, Maryland

April 23, 2004

YOUR VOTE IS IMPORTANT. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE VOTE. YOU MAY VOTE BY TOLL-FREE TELEPHONE, BY INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

6705 Rockledge Drive, Suite 900
Bethesda, MD 20817-1850
301-581-0600

PROXY STATEMENT

FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 3, 2004

       This Proxy Statement is furnished to shareholders of Coventry Health Care, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders of the Company to be held at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, and at any adjournment of the meeting (the “2004 Annual Meeting”).

      This Proxy Statement and the Company’s 2003 Annual Report to shareholders is first being sent to shareholders on or about April 23, 2004, to shareholders of record on April 5, 2004.

QUESTIONS AND ANSWERS

What is the purpose of the 2004 Annual Meeting?

      You will be asked to consider and vote upon three proposals: (i) to elect three individuals to serve as Class I Directors of the Company until the annual meeting of shareholders to be held in 2007; (ii) to approve the Company’s 2004 Incentive Plan; and (iii) to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for 2004. The Board of Directors is not aware of any other matters to be presented for action at the 2004 Annual Meeting. However, if other matters are presented for a vote, the proxies will be voted for these matters in accordance with the judgment of the persons acting under the proxies.

When will this Proxy Statement be sent to shareholders?

      This Proxy Statement is first being sent to shareholders on or about April 23, 2004. A copy of the Company’s Annual Report, containing financial statements for the year ended December 31, 2003, has also been enclosed in the same mailing with this Proxy Statement.

Who is entitled to vote?

      Only shareholders of record at the close of business on Monday, April 5, 2004, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the 2004 Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

How many votes do I have?

      You will have one vote for every share of the Company’s common stock that you owned on the Record Date (Monday, April 5, 2004).

Who is soliciting my vote?

      Your vote is being solicited by and on behalf of the Company’s Board of Directors.

Who pays for the solicitation of my vote?

      The Company pays the costs of soliciting your vote, including the costs of preparing, assembling and mailing this Proxy Statement, 2003 Annual Report and proxy.

How will my vote be solicited?

      Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $9,500, plus reimbursement for out-of-pocket expenses.

      The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for such record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

How many votes can be cast by all shareholders?

      On April 5, 2004, the Record Date, there were 88,637,999 shares of the Company’s common stock outstanding and eligible to vote on each matter brought before the meeting.

How many votes must be present to hold the meeting?

      A quorum must be present. A “quorum” is a majority (more than half) of the outstanding shares eligible to vote. They may be present at the meeting or represented by proxy. Any shareholder of record present at the 2004 Annual Meeting, but who abstains from voting, will be counted for purposes of determining whether a quorum is present at the 2004 Annual Meeting. If a quorum is not present at the 2004 Annual Meeting, it may be adjourned from time to time until a quorum is present or represented by proxy.

How many votes are required for each proposal?

      Election of Directors. The affirmative vote of a plurality of the shares of the Company’s common stock represented in person or by properly executed proxy is required to approve the election of each of the Company’s nominees for election as a director. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the 2004 Annual Meeting, but will not be counted for purposes of calculating a plurality.

      Approval of 2004 Incentive Plan. The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by properly executed proxy and entitled to vote is required to approve the amendments to the 2004 Incentive Plan.

      Ratification of Independent Auditors. The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by properly executed proxy and entitled to vote is required to ratify the appointment of the independent auditors for 2004.

How many votes are required for other matters that may properly come before the meeting?

      The affirmative vote of a majority of the shares of the Company’s common stock present or represented and entitled to vote is required for all other business that may properly come before the 2004 Annual Meeting or any adjournments.

How do I vote?

      You can vote either in person at the annual meeting or by proxy without attending the annual meeting. To vote by proxy, you must either:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope; or

•	vote by telephone (instructions are on the proxy card); or

•	vote by internet (instructions are on the proxy card).

What if I return my proxy card and don’t vote on a matter listed on it?

      If you return a proxy card without indicating your vote, your shares will be voted For the three Class I director nominees listed on the card, For the amendments to the 2004 Incentive Plan, and For the ratification of Ernst & Young LLP as the Company’s independent auditors for 2004, and will be voted in the discretion of the persons named in the proxy on any other matters that may be properly brought before the meeting.

Can I change my vote?

      Yes. Just send in a new proxy card with a later date, cast a new vote by telephone or internet, or send a written notice of revocation to the Company’s Corporate Secretary at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. If you attend the 2004 Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

How are the votes counted?

      The votes are counted as received by an automated system administered by Mellon Investor Services LLC, the Company’s transfer agent. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum, each is counted separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the effect of a vote against proposals, other than the election of directors. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved and will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

Where can I find voting results for the 2004 Annual Meeting?

      The voting results will be published in the Company’s Form 10-Q for the period ending June 30, 2004. The Form 10-Q will be filed with the Securities and Exchange Commission on or before August 9, 2004.

Can I access the Company’s proxy materials and annual report electronically?

      This Proxy Statement and the Company’s Annual Report are available on our internet website at www.cvty.com. If you are a shareholder of record and would like to view future proxy statements and annual reports over the internet instead of receiving paper copies in the mail, follow the instructions provided when you vote over the internet. If you hold your shares through a bank, broker or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and to vote your shares over the internet. Opting to receive your proxy materials online saves us the cost of producing and mailing the proxy materials to your home or office and gives you an automatic link to the proxy voting site.

      If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing the internet address to use to access the proxy materials. Your choice will remain in effect until you tell us otherwise. You do not have to elect internet access each year. To cancel or change your enrollment profile, please go to www.vault.melloninvestor.com/isd/ and follow the prompts or you may send written notice to the Company’s Corporate Secretary at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

What is “householding” and how does it affect me?

      The Securities and Exchange Commission recently adopted a new rule concerning the delivery of annual reports and proxy statements. It permits us, with your permission, to send a single set of these proxy materials to any household at which two or more shareholders reside if we believe they are members of the same family. A separate proxy card would still be mailed to each shareholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the Company has not instituted this procedure, but may do so in the future.

      A limited number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or Annual Report, or wish to revoke your decision to household. These options are available to you at any time.

PROPOSAL ONE:

ELECTION OF DIRECTORS

      The Company’s Bylaws provide that the Company’s Board of Directors shall consist of such number of directors as shall be determined by the Board of Directors from time to time. The Company’s Certificate of Incorporation provides that the directors shall be divided into three classes as nearly equal in numbers as possible. There are currently ten persons serving on the Board of Directors: four in Class I, three in Class II and three in Class III. At each annual meeting, directors of the class whose term of office expires in that year are elected for a three-year term. The Class I Directors’ terms of office expire in 2004.

      The nominees designated for election as Class I Directors at the 2004 Annual Meeting will, if elected, each serve three-year terms expiring at the annual meeting of shareholders in 2007. All of the nominees have consented to being nominated and to serve if so elected. Mr. L. Dale Crandall is a new nominee who has not previously served as a director of the Company. He was initially identified and recommended by a non-management director. Mr. Crandall was evaluated, along with other potential candidates, by the Nominating/ Corporate Governance Committee before being presented to the Board of Directors for consideration.

      The persons named in the enclosed proxy intend to vote the shares represented by such proxy For the election of the nominees named herein, unless contrary instructions are received. If any of the nominees named below should be unable to accept nomination or election as a director at the 2004 Annual Meeting, an event which the Board of Directors does not anticipate, the proxy will be voted with discretionary authority for a substitute nominee or substitute nominees as shall be designated by the current Board of Directors and for the remaining nominee(s), if any, named below.

      The following table provides information about the persons nominated to serve as Class I Directors and the persons serving as Class II and Class III Directors whose terms continue until 2005 or 2006:

Nominees for Class I Directors with Three-Year Terms Expiring in 2007

Name	Age	Committee Memberships

L. Dale Crandall	62	Audit Committee
Robert W. Morey	67
Elizabeth E. Tallett	55	Audit Committee
Allen F. Wise	61

Continuing Class II Directors with Three-Year Terms Expiring in 2005

Name	Age	Committee Memberships

Joel Ackerman	38	Nominating/ Corporate Governance Committee (Chair)
Emerson D. Farley, Jr., M.D.	65
Lawrence N. Kugelman	61	Audit Committee (Chair)

Continuing Class III Directors for Three-Year Terms Expiring in 2006

Name	Age	Committee Memberships

John H. Austin, M.D.	59	Audit Committee, Compensation Committee (Chair), Nominating/ Corporate Governance Committee
Rodman W. Moorhead, III	60	Compensation Committee
Timothy T. Weglicki	52	Compensation Committee, Nominating Corporate/ Governance Committee

      In November 2003, the Board of Directors increased the size of the Board from nine members to ten members. There are currently no vacancies on the Board.

Business Experience of Nominees and Continuing Directors

      Below you will find information about the business experience of the nominees and the continuing directors:

      John H. Austin, M.D. has been a director of the Company since January 1988, and has served as Chairman of the Board since December 1995. Dr. Austin has been Chairman and Chief Executive Officer of Arcadian Management Services, Inc., a company that owns and manages rural health care provider networks, since June 1997. From October 1994 through March 1997, he was President of the Professional Services Division of Unihealth, a voluntary non-profit health care network. From July 1992 to October 1994, Dr. Austin was a self-employed health care consultant and from 1987 to 1992 was Executive Vice President of Health Plan of America, a California HMO.

      Joel Ackerman has been a director of the Company since November 1999. He is a general partner of Warburg Pincus & Co. and a Managing Director of Warburg Pincus LLC, where he has been employed since 1993. He is a director of Medical Staffing Network Holdings, Inc., a leading medical staffing company and provider of per diem nurse staffing services, as well as several privately held companies.

      L. Dale Crandall has been a director of the Company since January 1, 2004. Mr. Crandall previously served in various management positions with Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals, including President and Chief Operating Officer from March 2000 until his retirement in June

2002, and Senior Vice President, Finance and Administration, from June 1998 until March 2000. Prior to joining Kaiser, he served as Executive Vice President, Chief Financial Officer and Treasurer of APL Limited from April 1995 until February 1998. Prior to APL, Mr. Crandall was an audit partner at PricewaterhouseCoopers, LLP where his last position was Southern California Group Managing Partner. He is also a member of the boards of directors of UnionBanCal, a bank holding company whose primary subsidiary is Union Bank of California, a large California commercial bank, Covad Communications Group Inc., a provider of high speed internet connectivity and related communications services, Ansell Limited, a global provider of healthcare barrier protection products, BEA Systems, an application infrastructure software company, and a trustee of four funds in the Dodge and Cox family of mutual funds.

      Emerson D. Farley, Jr., M.D. has been a director of the Company since December 1994. He became a Trustee serving on the Board of Trustees of Fork Union Military Academy in April 2003. From 1998 to December 2003 he served as a Trustee on the Board of Trustees of First Baptist Church of Ashland, Virginia. From 1972 to 2002, Dr. Farley was engaged in the private practice of medicine in Richmond, Virginia and has been self-employed since July 1997. From 1989 until September 1997, he was the Medical Consultant for Signet Bank in Richmond, Virginia. From 1991 to March 2002, Dr. Farley was the Vice-Chairman of Doctors Insurance Reciprocal Risk Retention Group (“DIR”), which provided medical malpractice insurance coverage to physicians. On January 31, 2003, DIR was placed in receivership, with DIR’s consent, by the Chancery Court of Davidson County, Tennessee, due to the financial instability of DIR’s reinsurer, Reciprocal of America.

      Lawrence N. Kugelman has been a director of the Company since August 1992. He has been a director of Arcadian Management Services, Inc., a company that owns and manages rural health care provider networks, since July 2001, and a director since October 2002 of Valeant Pharmaceuticals International (formerly ICN Pharmaceuticals, Inc.), a global, research-based pharmaceutical company that develops, manufactures, distributes and sells pharmaceutical, research and diagnostic products. Since 2003, he has been a director of AccentCare, Inc., a company which provides in-home health care and support services. Mr. Kugelman has been a private investor and business consultant since October 1996. During the period between the unanticipated resignation of the Company’s then chief executive officer in December 1995 and the appointment of Mr. Wise as President and Chief Executive Officer in October 1996, Mr. Kugelman served as the Company’s interim Chief Executive Officer and President. From March 1995 until December 1995, he was self-employed. He was Executive Vice President of American Medical International, an organization that owns and operates acute care hospitals nationwide, from January 1993 to March 1995. From November 1986 to January 1992, he was President and Chief Executive Officer of Health Plan of America, an HMO company.

      Rodman W. Moorhead, III has been a director of the Company since May 1997. He is a general partner of Warburg Pincus and a Managing Director and Senior Advisor of Warburg Pincus LLC, where he has been employed since 1973. From January 1998 to late 2003 he has served as a trustee of ElderTrust, a health care real estate investment trust. From June 1998 to present he has served as a director of Scientific Learning Corporation, a computer-based special education training company. From 1992 to present he has served as a director of Transkaryotic Therapies, Inc., a biopharmaceutical company specializing in gene therapy. He is also a director of Chancellor Beacon Academies, an operator of charter schools, and 4GL School Solutions, a data management company for schools.

      Robert W. Morey has been a director of the Company since August 2001. Mr. Morey has been President, Director and Principal of Catalina Life and Health Reinsurers, Inc. and R.W. Morey Reinsurers Limited since 1992. Mr. Morey has also served as controlling principal of Moors & Cabot, Inc., a retail and institutional stock brokerage firm headquartered in Boston, since 1991 and as President of RWM Management Company, a company providing reinsurance and financial counseling services to various companies in which Mr. Morey holds investments, since 1977.

      Elizabeth E. Tallett has been a director of the Company since March 1998. Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies, since July 2002. She was Chief Executive Officer of Marshall Pharmaceuticals, Inc., a specialty pharmaceutical company, from November 2000 to January 2003. She was President and Chief Executive

Officer of Dioscor, Inc., a biopharmaceutical company, from May 1996 to July 2003. Ms. Tallett was President and Chief Executive Officer of Ellard Pharmaceuticals, Inc. and Galenor, Inc., both biopharmaceutical companies, from 1997 to 2000 and 1999 to 2000, respectively. Ms. Tallett is also a director of IntegraMed America, Inc., a health services management company specializing in fertility and assisted reproductive technology, Principal Financial Group, Inc., a global financial institution, Varian, Inc., an analytical scientific instruments company, Varian Semiconductor Associates, Inc., a semiconductor company, and Immunicon Inc., a specialty diagnostics company.

      Timothy T. Weglicki has been a director of the Company since August 2001. Mr. Weglicki has been employed as a general partner of ABS Capital Partners, a private equity fund, since December 1993. Prior to December 1993, he was employed as a Managing Director of Alex. Brown & Sons, where he established and headed that firm’s capital markets group. He is a director of a number of privately held information technology and health care companies. He is a trustee of Garrison Forest School.

      Allen F. Wise has been a director and President and Chief Executive Officer of the Company since October 1996. From October 1994 to October 1995, he was Executive Vice President of MetraHealth Companies, Inc., a managed health care company that was acquired by UnitedHealth Group, Incorporated, a diversified health and well being company, in October 1995. From October 1995 to October 1996, he was Executive Vice President of UnitedHealth Group, Incorporated. From January 1994 to October 1994, he was President and Chief Executive Officer of Wise Health System, a health care investment company. From 1991 to 1994, Mr. Wise was President and Chief Executive Officer of Keystone Health Plan, a managed health care company, and also Chief Operating Officer of Independence Blue Cross, a health care insurance company. He is a director and a member of the audit committee of NCO Group, Inc., a provider of accounts receivable management and other outsourced services.

      Your proxy cannot be voted for a greater number of persons than the number of nominees named.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTORS.

Certain Board Information

      During fiscal year 2003, the Board of Directors of the Company (the “Board”) held four regular meetings, one special meeting and three special telephonic meetings and acted on one occasion by unanimous written consent. All members of the Board attended at least 75% of the meetings held by the Board and by the committees of which they were members.

Committees of the Board

      Audit Committee. The Audit Committee is comprised of four directors that are independent of the management of the Company and independent of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. The Audit Committee’s responsibilities include overseeing the adequacy and effectiveness of systems and controls in place to reasonably assure the fair presentation of the Company’s financial statements; appointing, dismissing, overseeing the qualifications and performance of and determining the compensation paid to the external and internal auditors; reviewing and approving the scope of audits and related fees; interfacing directly with the internal and external auditors in executive sessions and otherwise; monitoring compliance with legal and regulatory requirements and the Company’s code of business conduct and ethics; and reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls. The current charter of the Audit Committee, as revised on February 18, 2004, is included as Appendix A, and provides a detailed description of its responsibilities. During fiscal year 2003, the Audit Committee held four regular meetings, four pre-earnings release telephonic meetings, one special meeting and two special telephonic meetings. The members of the Audit Committee are Lawrence N. Kugelman (Chair), John H. Austin, M.D., L. Dale Crandall and Elizabeth E. Tallett. Mr. Crandall and Ms. Tallett each serve on the audit committees of more than three public companies. The Board has considered their commitments to serve on the other audit committees and has affirmatively determined that such simultaneous service does not impair the ability of Mr. Crandall or Ms. Tallett to effectively serve on the Audit Committee of the Company’s Board.

      Financial Expert. The Board of Directors has determined that all audit committee members are financially literate under the current listing standards of the New York Stock Exchange. The Board also determined that L. Dale Crandall qualifies as an “audit committee financial expert” as defined by rules and regulations adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

      Compensation Committee. The Compensation Committee is comprised of three directors that are independent of the management of the Company. The Compensation Committee’s responsibilities include approving and evaluating the compensation of directors and officers; establishing strategies and compensation policies and programs for employees of the Company to provide incentives for delivery of value to the Company’s shareholders; establishing policies to hire and retain senior executives, with the objective of aligning the compensation of senior management with the business of the Company and the interests of the Company’s shareholders; and ensuring that the compensation policies of the Company meet or exceed all legal and regulatory requirements and any other requirements imposed on the Company by the Board. The current charter of the Compensation Committee, which is available through the Corporate Home page on the Company’s website at www.cvty.com, provides a detailed description of its responsibilities. During fiscal year 2003, the Compensation Committee held four regular meetings, three special meetings and three special telephonic meetings. The members of the Compensation Committee are John H. Austin, M.D. (Chair), Rodman W. Moorhead, III and Timothy T. Weglicki.

      Nominating/ Corporate Governance Committee. The Nominating/ Corporate Governance Committee is comprised of three directors that are independent of the management of the Company. The Nominating/ Corporate Governance Committee’s responsibilities include identifying individuals qualified to become members of the Board; considering nominees made by shareholders in accordance with the Company’s bylaws; selecting or recommending to the Board the director nominees for the next annual meeting of shareholders; and developing and recommending to the Board a set of corporate governance principles applicable to the Company. Nominations for election to the Board may be made by or at the direction of the Nominating Committee or by any eligible shareholder entitled to vote for the election of directors. See “Corporate Governance — Shareholder Nominees” below. The current charter of the Nominating/ Corporate Governance Committee, which is available through the Corporate Home page on the Company’s website at www.cvty.com, provides a detailed description of its responsibilities. During fiscal year 2003, the Nominating/ Corporate Governance Committee held four regular meetings. The members of the Nominating Committee are Joel Ackerman (Chair), John H. Austin, M.D. and Timothy T. Weglicki.

      Notice of director nominations by eligible shareholders must be timely received in writing addressed to the Secretary of the Company, 6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817-1850. The 2005 annual meeting of shareholders is expected to be held on June 2, 2005. Eligible shareholders who wish to submit a proposal for consideration by the Nominating/ Corporate Governance Committee for inclusion in the 2005 Proxy Statement must comply with the nomination procedures described in the Company’s Bylaws and set forth under “Corporate Governance — Shareholder Nominees” at page 9 of this Proxy Statement.

CORPORATE GOVERNANCE

Code of Ethics

      The Company is dedicated to conducting its business in accordance with the highest standards of ethical conduct, uncompromising integrity and compliance with all federal, state and local laws governing its business. The Company has established a Code of Business Conduct and Ethics (the “Code of Ethics”) to assure uniformity in standards of conduct. The Code of Ethics applies to the Company’s directors, officers, employees and representatives and applies to relationships with shareholders, customers, vendors, competitors, auditors and all public and government bodies. In support of the Code of Ethics, the Company has appointed a Chief Compliance Officer to enforce it and all employees are required to participate in annual compliance training. Avenues for reporting violations have been provided in the Code of Ethics, including an anonymous telephone hotline. The Audit Committee monitors the implementation and enforcement of the Code of Ethics. The Code of Ethics is posted on the Company’s website at www.cvty.com through the Corporate Home page. In addition, a copy of the Code of Ethics is available in print to any shareholder who requests one. Requests should be sent to the following address: Corporate Secretary, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

Director Independence

      The Board of Directors has determined that nine of its ten directors, including all members of the Audit Committee, Compensation Committee and Nominating/ Corporate Governance Committee, are “independent” as defined by the listing standards of the New York Stock Exchange currently in effect and approved by the Securities and Exchange Commission and all of its applicable rules and regulations, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. The nine independent directors are: Joel Ackerman, John H. Austin, M.D., L. Dale Crandall, Emerson D. Farley, Jr., M.D., Lawrence N. Kugelman, Robert W. Morey, Rodman W. Moorhead, III, Elizabeth E. Tallett and Timothy T. Weglicki.

Stock Ownership Guidelines

      The Company has adopted stock ownership guidelines for executive officers in order to further align executive officers’ interests with shareholders’ interests and to promote Coventry’s longstanding commitment to sound corporate governance. The guidelines require certain designated Vice Presidents and Senior Vice Presidents and above to own shares of common stock having a value equal to a multiple of their base salary. The multiple for the President and Chief Executive Officer is six times; for Executive Vice Presidents, five times; for Senior Vice Presidents, four times; and for designated Vice Presidents, two times. The guidelines were established using base salaries at January 1, 2004 and the Company’s average closing stock price for the period from January 1, 2003 to December 31, 2003. Executives who become subject to the guidelines in the future will have their individual stock ownership established based on their base salary at that time using the Company’s average closing common stock price for the prior 365-day period. Current executives are expected to achieve their stock ownership guidelines within two years of January 1, 2004. Executives who do not meet the guidelines within the prescribed time frame may not be eligible for future stock grants.

Shareholder Nominees

      The policy of the Nominating/ Corporate Governance Committee is to consider properly submitted shareholder nominations for director candidates as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating/ Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any shareholder nominations proposed for consideration by the Nominating/ Corporate Governance Committee should be addressed to: Corporate Secretary, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

      To be timely, director nominations for the 2005 Annual Meeting must be delivered to or mailed and received by the Corporate Secretary at the Company’s address (above) not less than 120 days in advance of the anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders (i.e., by December 25, 2004), unless the date of the annual meeting is changed by more than 30 calendar days.

      A shareholder’s notice must include (a) the nominee’s name, qualifications and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) the name and address of the shareholder giving notice as it appears on the Company’s books and the number of shares of common stock of the Company that are beneficially owned by the shareholder. No person is eligible for election as a director of the Company unless nominated in accordance with the procedures required by the Company’s Bylaws. The chairman of the Board of Directors may, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, the defective nomination will be disregarded.

      The procedures described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company’s proxy statement for future shareholder meetings. See “Shareholder Proposals” on page        of this Proxy Statement.

Director Qualifications

      The Company’s Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended by the Nominating/ Corporate Governance Committee for positions on the Company’s Board. Under these criteria, members of the Board should be independent and have the highest professional and personal ethics and values consistent with the Company’s values and standards. Other criteria that will be considered are prior experience as a director, knowledge of the Company’s business and industry and broad experience at the operational, financial or policy making level in business. Diversity, age and skills in the context of the needs of the Board are also a consideration. The members should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other Boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly.

Identifying And Evaluating Nominees For Directors

      The Nominating/ Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. As described above, the Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder’s status of persons proposing candidates, recommendations are collected and considered by the Committee at a regularly scheduled meeting prior to the issuance of the Proxy Statement for the Company’s annual meeting of shareholders. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Committee. The Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating the nominations, the Committee uses the same criteria for all nominees and the Committee seeks to achieve a balance of knowledge, experience and capability on the Board. There is one nominee for election to the Board, Mr. L. Dale Crandall, this year who has not previously served as a director of the Company. A non-management director initially identified Mr. Crandall. The members of the Committee identified, evaluated and conducted due diligence of other potential nominees as well as Mr. Crandall. A professional search firm was not engaged to assist the Committee in its efforts. The Committee recommended Mr. Crandall to the Board, who approved the recommendation.

Executive Sessions

      Executive sessions of non-management directors of the Board and its committees are held on a quarterly basis. The sessions are chaired by the Chair of the Board of Directors or the respective committee. Any non-management director can request that an additional executive session be scheduled. See “Communications With The Board” below for the process by which shareholders may communicate with non-management directors of the Board.

Directors’ Attendance at Annual Meetings of Shareholders

      Although directors are invited and are always welcome to attend the annual shareholder meetings, the Company does not require their attendance. One director attended the 2003 annual meeting of shareholders.

Communications With The Board

      Shareholders may communicate with the Board by submitting a letter in writing addressed to: Chair of the Board of Directors, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. If the communication relates to the Company’s ethics or conduct, financial statements, accounting practices or internal controls, the communication may be submitted in writing addressed to: Audit Committee Chair, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. Shareholder communications may be submitted confidentially or anonymously.

VOTING STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS,

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information, as of Monday, April 5, 2004, the Record Date, regarding the beneficial ownership of the Company’s common stock by (i) each person or group known by the Company to be the beneficial owner of more than five percent of the common stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Executive Compensation Table; and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. On the Record Date, 88,637,999 shares of the Company’s common stock were outstanding.

      For purposes of the table, a person or group of persons is deemed to beneficially own shares of common stock issuable upon the exercise of stock options that are currently exercisable or that become exercisable within 60 days from the date set forth above. For purposes of computing the percentage of outstanding common stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after the date set forth above are deemed outstanding, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. The Company believes that the beneficial owners of the common stock listed in the table below, based on information furnished by such owners, have sole voting and dispositive power (or shares such powers with his or her spouse) with respect to such shares, except as explained in the footnotes to the table.

	Number of Shares
	of Common Stock		Percent of
Name and Address of Beneficial Owner	Beneficially Owned		Common Stock

Barclays Global Investors, N.A.(1)	6,789,843		7.7%
45 Freemont Street San Francisco, CA 94105
Putnam Investment Management, L.L.C.(2)	5,528,542		6.2%
One Post Office Square Boston, MA 02109
Wellington Management Company, LLP(3)	5,138,250		5.8%
75 State Street Boston, MA 02109
FMR Corp.(4)	4,515,825		5.1%
82 Devonshire Street Boston, MA 02109
John H. Austin, M.D.	139,660	(5)	*
Joel Ackerman	3,284	(6)	*
L. Dale Crandall	-0-		-0-
Emerson D. Farley, Jr., M.D.	76,791		*
Lawrence N. Kugelman	37,399	(5)	*
Robert W. Morey	184,547	(5)	*
Rodman W. Moorhead, III	53,648	(6)	*

	Number of Shares
	of Common Stock		Percent of
Name and Address of Beneficial Owner	Beneficially Owned		Common Stock

Elizabeth E. Tallett	24,649	(5)	*
Timothy T. Weglicki	26,149	(5)	*
Allen F. Wise	874,551	(5)	1.0%
Harvey C. DeMovick, Jr.	262,847	(5)	*
Bernard J. Mansheim, M.D.	201,666	(5)	*
Thomas P. McDonough	571,715	(5)	*
Dale B. Wolf	634,708	(5)	*
All executive officers and directors as a group (26 persons)	4,316,558	(5)	4.8%

*	Less than one percent

(1)	According to the Schedule 13D filed on February 17, 2004, by Barclays Global Investors, NA, a bank with United States citizenship; Barclays Global Fund Advisors, an investment advisor with United States citizenship; Barclays Global Investors, Ltd, a bank with England citizenship; Barclays Global Investors Japan Trust and Banking Company Limited, a bank with Japan citizenship; Barclays Life Assurance Company Limited, a bank with England citizenship; Barclays Bank PLC, a bank with England citizenship; Barclays Capital Securities Limited, a bank with England citizenship; Barclays Capital Inc, a broker or dealer with United States citizenship; Barclays Private Bank & Trust (Isle of Man) Limited, a bank with England citizenship; Barclays Private Bank and Trust (Jersey) Limited, a bank with England citizenship; Barclays Bank Trust Company Limited, a bank with England citizenship; Barclays Bank (Suisse) SA, a bank with Switzerland citizenship; and Barclays Private Bank Limited, a bank with England citizenship (collectively “Barclays”). According to the Schedule 13D, the Barclays entities holding shares of the Company have sole voting and sole dispositive power for all shares held.

(2)	According to the Schedule 13G filed on February 17, 2004, by March & McLennan Companies, Inc. (“MMC”), Putnam, LLC d/b/a Putnam Investments (“PI”), Putnam Investment Management, LLC (“PIM”), and The Putnam Advisory Company, LLC (“PAC”), registered investment advisors. According to Schedule 13G, PI has shared voting power with respect to 366,270 shares and shared dispositive power with respect to 5,528,542 shares; PIM has shared voting power with respect to 218,479 shares and shared dispositive power with respect to 5,231,497 shares; PAC has shared voting power with respect to 147,795 shares and shared dispositive power with respect to 297,045 shares.

(3)	According to the most recent Schedule 13G filed by Wellington Management Company, LLP (“Wellington Management”), the securities reported are owned of record by clients of Wellington Management, in its capacity as an investment adviser. As of December 31, 2003, Wellington Management, in its capacity as an investment adviser, may be deemed to have beneficial ownership of 5,138,250 shares of common stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class of shares. Wellington Management has shared voting authority over 904,350 shares and no voting authority over 4,233,900 shares. Wellington Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(4)	According to the most recent Schedule 13G filed by FMR Corp., a parent holding company, (“FMR”) and its wholly owned subsidiaries, Fidelity Management & Research Company, a registered investment advisor (“Fidelity”), Fidelity International Limited, a Bermudan joint stock company and registered investment advisor, (“FIL”) and Fidelity Management Trust Company, a bank, and Edward C. Johnson 3d and Abigail P. Johnson. Schedule 13G reports that Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of 2,137,450 shares and the Board of Trustees of the Fidelity Funds has the sole power to vote the 3,206,175 shares; Fidelity Management Trust Company has the sole dispositive power with respect to 666,750 shares, the sole power to vote 638,550 shares of the 666,750 shares and no power to vote the remaining 28,200 shares; FIL has sole power to vote and sole dispositive power with respect to 642,900 shares.

(5)	Includes the following shares issuable upon exercise of stock options that are currently exercisable or which become exercisable within 60 days of the date set forth above: John H. Austin, M.D., 91,849 shares; Lawrence N. Kugelman, 30,349 shares; Robert W. Morey, 4,849 shares; Elizabeth E. Tallett, 16,849 shares; Timothy T. Weglicki, 7,849 shares; Allen F. Wise, 250,000 shares; Harvey C. DeMovick, Jr., 168,750 shares; Bernard J. Mansheim, M.D., 106,875 shares; Thomas P. McDonough, 353,310 shares; Dale B. Wolf, 446,134 shares; and all executive officers and directors as a group (26 persons), 2,167,651 shares.

(6)	Includes 721 shares held by Warburg, Pincus Ventures, L.P. and 369 shares held by Warburg Pincus Equity Partners, L.P. Mr. Ackerman and Mr Moorhead each disclaim beneficial ownership of these shares. For more information, see “Certain Relationships and Related Transactions — Warburg Pincus” on page 27 of this Proxy Statement.

EXECUTIVE COMPENSATION

      The following table sets forth annual, long-term and other compensation awarded to, earned by or paid, during fiscal years 2001, 2002 and 2003, to the chief executive officer of the Company and the persons who, in fiscal year 2003, were the other four most highly compensated executive officers who were executive officers on December 31, 2003 (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation			Long Term Compensation

					Awards		Payouts

						Common
						Shares	Retention Plan	All Other
				Other Annual	Restricted	Underlying	Payouts	Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Stock(3)	Options(#)(4)	($)(5)	(6)(7)(8)

Allen F. Wise	2003	$900,000	$2,100,000	$180,707	$3,256,500	300,000	$3,352,037	$292,207
President and Chief	2002	$892,308	$2,100,000	$164,230	$5,710,000	200,000	—	$106,626
Executive Officer	2001	$699,998	$1,300,000	$111,116	$2,767,500	—	—	$75,479
Thomas P. McDonough	2003	$600,000	$1,000,000	$81,983	$1,085,500	187,500	$1,542,631	$102,217
Executive Vice	2002	$594,230	$1,000,000	$74,450	$2,141,250	—	—	$57,676
President and Chief	2001	$449,982	$600,000	*	$922,500	—	—	$43,828
Operating Officer
Dale B. Wolf	2003	$598,077	$1,000,000	$127,300	$1,085,500	187,500	$1,456,990	$96,940
Executive Vice	2002	$544,230	$1,000,000	$102,809	$2,141,250	—	—	$56,698
President Chief	2001	$399,984	$600,000	$73,314	$1,383,750	—	—	$40,882
Financial Officer
and Treasurer
Harvey C. DeMovick, Jr.	2003	$360,000	$400,000	*	$1,302,600	—	$546,614	$60,901
Senior Vice President,	2002	$359,231	$400,000	*	$285,500	—	—	$32,300
Customer Service	2001	$298,475	$330,000	*	$461,250	—	—	$23,240
Operations and Chief Information Officer
Bernard J. Mansheim, M.D.	2003	$349,664	$400,000	*	$651,300	—	$572,029	$33,195
Senior Vice President	2002	$349,231	$375,000	*	$428,250	—	—	$29,061
and Chief Medical	2001	$329,992	$275,000	*	$461,250	—	—	$25,667
Officer

*	Does not exceed reporting thresholds for perquisites and other personal benefits.

(1)	The amounts in this column represent Management Incentive Plan awards earned during the year specified, which are paid in the following year. Does not include bonuses awarded in December 2003, but made subject to the deferred provisions of the 2003 Deferred Compensation Plan (“2003 Executive Retention Plan”). See Footnote 7.

(2)	Other Annual Compensation included: for 2003, Mr. Wise, Mr. McDonough, and Mr. Wolf received $53,493, $26,988 and $30,542, respectively, for the lease of an automobile, Mr. Wise, Mr. McDonough, and Mr. Wolf received $110,918, $37,694, and $67,642, respectively, for the use of Company transportation, and Mr. Wise, Mr. McDonough and Mr. Wolf received $15,996, $17,301 and $28,816, respectively, for estate planning services; for 2002, Mr. Wise received $53,628 for the lease of an automobile and Mr. Wise, Mr. McDonough and Mr. Wolf received $92,647, $55,203 and $71,333, respectively, for use of Company transportation; for 2001, Mr. Wise and Mr. Wolf received $64,934 and $35,236, respectively, for use of Company transportation.

(3)	Includes the value, based on the closing market price of the common stock on the New York Stock Exchange on the date of issuance of restricted stock awards as follows: for 2003 (issued June 25, 2003), Mr. Wise, 112,500 shares, Mr. McDonough, 37,500 shares, Mr. Wolf, 37,500 shares, Mr. DeMovick, 45,000 shares and Dr. Mansheim, 22,500 shares; for 2002 (issued May 22, 2002), Mr. Wise, 300,000 shares, Mr. McDonough 112,500 shares, Mr. Wolf, 112,500 shares, Mr. DeMovick, 15,000 shares,

Dr. Mansheim, 22,500 shares; for 2001 (issued July 11, 2001), Mr. Wise, 225,000 shares, Mr. McDonough, 75,000 shares, Mr. Wolf, 112,500 shares, Mr. DeMovick, 37,500 shares, and Dr. Mansheim, 37,500 shares.

As of December 31, 2003, the Named Executive Officers’ aggregate holdings of restricted stock of the Company and the market value of such shares were as follows: Mr. Wise, 514,740 shares valued at $22,130,371, Mr. McDonough, 198,501 shares valued at $8,534,213, Mr. Wolf, 184,455 shares valued at $7,930,329, Mr. DeMovick, 89,407 shares valued at $3,843,902, Dr. Mansheim, 76,168 shares valued at $3,274,714. The closing market price at December 31, 2003, was $42.9933 per share, which is calculated post three-for-two stock split distributed on January 30, 2004 to shareholders of record on January 9, 2004.

(4)	On June 25, 2003, Mr. Wise, Mr. McDonough and Mr. Wolf received a stock option grant of 300,000 shares, 187,500 shares and 187,500 shares, respectively, of the Company’s common stock vesting in equal increments over three years for Mr. Wise and four years for Messrs. McDonough and Wolf at an exercise price equal to the closing market price on the date of grant ($28.95). See the table “Options Grants in 2003” below.

(5)	Represents the payout on September 5, 2003 under the Company’s 2000 Deferred Compensation Plan (the “2000 Executive Retention Plan”) of cash compensation equal to the value of credits to fixed dollar allocation cash and stock equivalent allocation accounts made in 2000, 2001 and 2002. See Footnote 8 below for the amount of the awards under the 2000 Executive Retention Plan in 2001 and 2002.

(6)	Consists of group life insurance premium, Company matching contribution to its Retirement Savings Plan and Company matching contribution to its Supplemental Executive Retirement Plan, respectively, as follows: for 2003, Mr. Wise, $642, $6,230, and $285,335, Mr. McDonough, $642, $9,000 and $92,575, Mr. Wolf, $642, $7,714 and $88,584, Mr. DeMovick, $642, $9,000 and $51,259, and Dr. Mansheim, $642, $9,000 and $23,553; for 2002, Mr. Wise, $582, $5,500 and $100,544, Mr. McDonough, $582, $8,250 and $48,841, Mr. Wolf, $582, $7,071 and $49,045, Mr. DeMovick, $582, $8,250 and $23,468, and Dr. Mansheim, $582, $8,250 and $20,229; and for 2001, Mr. Wise, $593, $5,251 and $69,635; Mr. McDonough, $593, $7,650 and $35,585; Mr. Wolf, $593, $6,750 and $33,539; Mr. DeMovick, $593, $7,650 and $14,997, and Dr. Mansheim, $593, $7,650 and $17,424.

(7)	Does not include the value of initial credits to the fixed dollar allocation and stock equivalent allocation accounts made by the Compensation Committee in July 2003 under the Company’s 2003 Executive Retention Plan as follows, respectively: Mr. Wise, $1,650,000 and $1,650,002 (55,111 shares), Mr. McDonough, $640,000 and $640,043 (21,378 shares), Mr. Wolf, $640,000 and $640,043 (21,378 shares), Mr. DeMovick, $228,000 and $228,003 (7,615 shares), and Dr. Mansheim, $181,250 and $181,253 (6,054 shares). Also, does not include an additional fixed dollar allocation credited by the Compensation Committee in December 2003 to the accounts of four of the Named Executive Officers in the 2003 Executive Retention Plan as follows: Mr. Wise, $1,000,000, Mr. McDonough, $500,000, Mr. Wolf, $500,000, and Mr. DeMovick, $200,000. The amounts payable are not determinable until the actual payouts occur at the end of the three-year deferral period in 2006 when the 2003 Executive Retention Plan will terminate. The amounts distributed at that time will depend on investment returns throughout the term of the 2003 Executive Retention Plan, including the value of the stock equivalent accounts at the date of the actual payout in 2006.

(8)	Does not include the value of initial credits to the fixed dollar allocation and stock equivalent allocation accounts made by the Compensation Committee in 2002 and 2001 under the 2000 Executive Retention Plan and paid in September 2003 as follows: for 2002: Mr. Wise, $1,100,000 and $249,200 (11,604 shares), Mr. McDonough, $420,000 and $135,423 (6,306 shares), Mr. Wolf, $402,500 and 126,726 (5,901 shares), Mr. DeMovick, $138,000 and $50,961 (2,373 shares, and Dr. Mansheim, $126,440 and $60,045 (2,796 shares); for 2001: Mr. Wise, $680,000 and $189,996 (11,604 shares), Mr. McDonough, $289,315 and $103,250 (6,306 shares), Mr. Wolf, $273,595 and $96,619 (5,901 shares), Mr. DeMovick, $97,444 and $38,854 (2,373 shares, and Dr. Mansheim, $83,579 and $45,780

(2,796 shares). Such amounts were dependent upon investment returns throughout the three-year term of the 2000 Executive Retention Plan, including the value at the end of the term of the stock equivalent accounts, and were not determinable until the actual payout, which occurred on September 5, 2003. See “Retention Plan Payouts” in this table and Footnote 5 above.

      The following table provides information on option grants to the Named Executive Officers during fiscal year 2003. No stock appreciation rights were granted during fiscal year 2003.

Option Grants in 2003

					Potential Realizable Value at
	Number of	Percent of			Assumed Annual Rates of
	Securities	Total Options	Exercise		Stock Price Appreciation for
	Underlying	Granted to	or Base		Option Term
	Options	Employees in	Price	Expiration
Name	Granted (#)	Fiscal Year	($/Share)	Date	5%	10%

Allen F. Wise	300,000	16.0%	$28.95	06/25/2013	$5,461,950	$13,841,653
Thomas P. McDonough	187,500	10.0%	$28.95	06/25/2013	$3,413,719	$8,651,033
Dale B. Wolf	187,500	10.0%	$28.95	06/25/2013	$3,413,719	$8,651,033

      The following table provides information as to options exercised in 2003 by the Named Executive Officers and the value of their options at December 31, 2003:

Aggregated Option Exercises in 2003 and

Option Values at December 31, 2003

			Number of
			Securities Underlying	Value of In-The-
			Unexercised Options at	Money Options at
			Fiscal Year-End (#)	Fiscal Year-End ($)

	Shares Acquired on		Exercisable (E)/	Exercisable (E)/
Name	Exercise (#)	Value Realized ($)	Unexercisable (U)	Unexercisable (U)

Allen F. Wise	400,000	$9,965,459	150,000E	$5,779,500E
			500,000U	$9,004,000U

Thomas P. McDonough	112,500	2,362,500	353,310E	$13,182,996E
			187,500U	$2,632,500U

Dale B. Wolf	31,521	1,153,488	446,134E	$16,733,343E
			187,500U	$2,632,500U

Harvey C. DeMovick, Jr.	98,266	2,179,627	168,750E	$6,120,937E
			-0-U	-0-U

Bernard J. Mansheim, M.D.	80,625	1,549,687	106,875E	$3,894,056E
			-0-U	-0-U

Directors’ Compensation

      All directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The members of the Board of Directors receive an annual retainer for service on the Board. On July 10, 2003, the Compensation Committee submitted to the Board of

Directors recommended changes to the compensation of Outside Directors (defined below) based upon an analysis of director compensation of peer group companies. Upon review of the director compensation analysis, the Board of Directors unanimously approved an increase in the annual retainer of Outside Directors from $25,000 to $40,000, payable in quarterly installments of $10,000 each. The chairs of the Board of Directors and the Audit Committee each receive an annual chair retainer of $10,000, and the chair of the Compensation Committee receives an annual chair retainer of $2,000. In addition, the directors receive a fee of $2,000 for each Board meeting attended in person. The members of the Audit Committee receive a fee of $3,000 for each Audit Committee meeting attended in person and the members of the Compensation Committee and the Nominating/ Corporate Governance Committee receive a fee of $1,500 for each Committee meeting attended in person. The fee for attendance at a telephonic meeting is $500 with the exception of the Audit Committee, which receives $1,000 for each telephonic meeting attended. Medical and basic life insurance coverage is also available to directors at the same cost as paid by employees of the Company. Only members of the Board of Directors who are not officers or employees of the Company, its subsidiaries or affiliates (“Outside Directors”) receive remuneration for their service on the Board or any committee. Prior to November 2003, Warburg Pincus & Co. prohibited Mr. Ackerman and Mr. Moorhead from receiving fees as directors of the Company because of the investments in the Company of certain of its affiliates. Since it no longer has a material investment in the Company, Warburg Pincus & Co. has lifted this prohibition.

      Pursuant to the Company’s Amended and Restated 1998 Stock Incentive Plan and as set forth in the proposed 2004 Incentive Plan, each Outside Director receives a grant of stock options for 2,000 shares, or 6,000 shares in the case of the Chairman of the Board of Directors, of common stock on the date of the annual meeting of shareholders. On July 10, 2003, the Board of Directors, at a special meeting awarded each Outside Director 1,000 shares of restricted stock vesting over three years, with the exception of the Chairman who received an award of 2,000 shares of restricted stock vesting over three years. Under the terms of the proposed 2004 Incentive Plan, Outside Directors would receive 1,500 shares each of restricted stock, except the Chair and Vice Chair, if any, would receive 3,000 shares each of restricted stock, in lieu of the foregoing annual option grants, and new directors would receive an initial non-qualified stock option grant of 15,000 shares of the Company’s common stock upon joining the Board of Directors at an exercise price equal to 100% of the fair market value on the date of grant. The restricted stock grants and non-qualified stock option grants would vest in equal increments over three years. See “Proposal Two, 2004 Incentive Plan”, on page 28 of this Proxy Statement.

Employment Contracts, Terminations of Employment and Change-in-Control Arrangements

      Allen F. Wise. Mr. Wise’s Employment Agreement with the Company dated December 30, 1998, was amended effective January 1, 2001, and renewed for a term of three years, and will continue thereafter on a year-to-year basis in the absence of notice by either party or unless otherwise extended. Under the terms of the agreement, Mr. Wise receives an annual base salary (currently $950,000) subject to annual review, and is eligible for an annual bonus that may range from 0% to 200% of base salary (or greater) determined in the sole discretion of the Company’s Compensation Committee. In addition, Mr. Wise is entitled to participate in all benefit plans, stock incentive plans, and has other benefits and perquisites, including a leased automobile and other transportation provided by the Company. In the event of Mr. Wise’s death or disability during the term of his employment agreement, Mr. Wise or his beneficiaries will receive a lump sum payment equal to his average bonus for the previous two years, the cost of medical and dental insurance premiums for 36 months, and, in the event of his disability, Mr. Wise will continue to receive his base compensation until he is eligible for long- term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. If Mr. Wise’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required to pay Mr. Wise for a period of 24 months a monthly amount equal to 250% of the sum of his base salary plus his average bonus for the previous two calendar years divided by 24 months, reimbursement of the cost of medical and dental benefits for 30 months and an additional 12 months of vesting credit for his stock options and restricted stock awards, and unrestricted title to the leased automobile. If he is terminated through a Termination Without Cause or a Constructive

Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 300% of his combined base salary and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) the cost of medical and dental insurance for 36 months, (iii) unrestricted title to the leased automobile, and (iv) full vesting of all stock options and restricted stock grants. Mr. Wise has agreed not to compete with the Company during his employment and thereafter (i) for two years following a Termination Without Cause or Constructive Termination or (ii) for one year following termination after a Change in Control, or (iii) without restriction following voluntary termination. If Mr. Wise’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

      Thomas P. McDonough. Mr. McDonough amended his Employment Agreement with the Company effective January 1, 2004, for a three year term, which will continue thereafter on a year-to-year basis in the absence of notice by either party or unless otherwise extended. Under the terms of the agreement, Mr. McDonough receives an annual base salary of not less than $700,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan. In addition, Mr. McDonough is entitled to participate in all employee benefit plans, plans developed for executive officers, and has other benefits and perquisites, including a discretionary monthly automobile allowance. In the event of Mr. McDonough’s disability or death during the term of his employment agreement, Mr. McDonough or his beneficiary will receive a lump sum payment equal to his average bonus for the previous two years, and payment of the cost of medical, dental and vision insurance premiums for 24 months. In the event of his disability, Mr. McDonough will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive 12 months additional vesting credit for all stock options and restricted stock awards. If Mr. McDonough’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required to pay Mr. McDonough for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, payment of the cost of medical, dental and vision benefits for 12 months and an additional 12 months of vesting credit for his stock options and restricted stock awards. If he is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 250% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. McDonough has agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination. If Mr. McDonough’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

      Dale B. Wolf. Mr. Wolf amended his Employment Agreement with the Company effective January 1, 2004, for a three year term, which will continue thereafter on a year-to-year basis in the absence of notice by either party or unless otherwise extended. Under the terms of the agreement, Mr. Wolf receives an annual base salary of not less than $700,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan. In addition, Mr. Wolf is entitled to participate in all employee benefit plans, plans developed for executive officers, and has other benefits and perquisites, including a discretionary monthly automobile allowance. In the event of Mr. Wolf ’s disability or death during the term of his employment agreement, Mr. Wolf or his beneficiary will receive a lump sum payment equal to his average bonus for the previous two years, and payment of the cost of medical, dental and vision insurance premiums for 24 months. In the event of his disability, Mr. Wolf will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive 12 months additional vesting credit for all stock options and restricted stock awards. If Mr. Wolf ’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required to pay Mr. Wolf for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, payment of the cost of medical, dental and vision benefits for 12 months and an additional 12 months of vesting credit for his stock options and restricted stock awards. If he is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 250% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. Wolf has agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination. If Mr. Wolf’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

      Harvey C. DeMovick, Jr. Mr. DeMovick amended his Employment Agreement with the Company effective January 1, 2004, for a three year term, which will continue thereafter on a year-to-year basis in the absence of notice of either party or unless otherwise extended. Under the terms of the Agreement, Mr. DeMovick receives an annual base salary of not less than $450,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan in effect on the date of the Agreement. In addition, Mr. DeMovick is entitled to participate in all employee benefit plans, plans developed for executive officers and has other benefits and perquisites, including a discretionary monthly automobile allowance. In the event of Mr. DeMovick’s disability or death during the term of his employment agreement, Mr. DeMovick or his beneficiary will receive a lump sum payment equal to his average bonus for the previous two years, and payment of the cost of medical, dental and vision insurance premiums for 24 months. In the event of his disability, Mr. DeMovick will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive 12 months additional vesting credit for all stock options and restricted stock awards. If Mr. DeMovick’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required to pay Mr. DeMovick for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, payment of the cost of medical, dental and vision benefits for 12 months and an additional 12 months of vesting credit for his stock options and restricted stock awards. If he is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 150% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 12 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. DeMovick has agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination. If Mr. DeMovick’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

      Bernard J. Mansheim, M.D. Dr. Mansheim entered into an Employment Agreement with the Company dated February 2, 1998 (assumed by the Company as of April 1, 1998) for an initial term of one year, which has continued and will continue on a year-to-year basis as long as a new employment contract is not executed or the agreement has not been otherwise terminated. Under the terms of the agreement, Dr. Mansheim receives an annual base salary (currently $375,000), is eligible for a bonus, and receives other perquisites and an annual expense allowance of $7,200. At execution of the agreement, he received an option to purchase 150,000 shares of common stock vesting over a four-year period. Dr. Mansheim is currently eligible for an annual bonus potential of up to 70% of his base compensation and is eligible to participate in any annual incentive bonus programs available to management of the Company and to receive other incentive compensation as determined annually by the Compensation Committee of the Board of Directors. In the event of termination for any reason other than for Good Cause (as defined below), Dr. Mansheim will continue to receive his base salary and bonus earned, based on performance factors, for one year. Dr. Mansheim has agreed not to compete with or solicit employees from the Company during the term of his employment and severance period thereafter.

      Definitions. For purposes of the agreements described above:

(1) “Good Cause” or “Termination With Cause” is generally defined to include termination of the executive’s employment by the Company due to the executive’s conviction for a felony, or his perpetration of a fraud, embezzlement or other act of dishonesty or the breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders.

(2) A “Change in Control” shall occur if at any time, substantially all of the assets of the Company are sold or transferred by sale, merger or otherwise, to an entity which is not a direct or indirect subsidiary of the Company, or if any “person” (as such term is used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the then existing outstanding securities of the Company.

(3) “Constructive Termination” means termination by the executive which follows (i) a reassignment of duties, responsibilities, title, or reporting relationships that are not at least the equivalent of his then current position as set forth in each employment agreement or a material reduction in the compensation and benefits provided therein, or (ii) the intentional or material breach by the Company of the applicable employment agreement, or (iii) a reassignment, after a Change of Control, to a geographic location more than fifty miles from Bethesda, Maryland. The executive shall have a period of ninety (90) days after termination of his employment to assert against the Company that he suffered a Constructive Termination, and after the expiration of such ninety (90) day period, the executive shall be deemed to have irrevocably waived the right to such assertion.

(4) “Termination With Cause” means termination by the Company, acting in good faith, by written notice to the executive specifying the event relied upon for such termination, due to; (i) the executive’s indictment or conviction of a felony, (ii) the executive’s intentional perpetration of a fraud, theft, embezzlement or other acts of dishonesty, (iii) the executive’s intentional breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders.

(5) “Termination Without Cause” means termination by the Company other than due to the executive’s death or disability or Termination With Cause.

      2003 Deferred Compensation Plan. As of July 1, 2003, the Company established the 2003 Deferred Compensation Plan (the “2003 Executive Retention Plan”). The 2003 Executive Retention Plan is a three-year deferred compensation plan designed to promote the retention of key senior management and to recognize their strategic importance to the Company. Under the terms of the 2003 Executive Retention Plan, the Company will make an annual fixed dollar allocation to the 2003 Executive Retention Plan for each participant. The fixed dollar allocation for the Chief Executive Officer of the Company is determined by the Compensation Committee of the Board of Directors for each plan year. The maximum fixed dollar allocation for the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Customer Service Operations and Chief Information Officer, of the Company is 40% of compensation (salary plus bonus) for each plan year. The maximum fixed dollar allocation for the remaining participants is 25% of compensation for each plan year. In addition, although not guaranteed, all participants are eligible to receive a credit to a stock equivalent allocation account calculated as a percentage of each participant’s fixed dollar allocation conditioned on Company and individual performance. The credits in the stock equivalent allocation account increase and decrease in accordance with the price of the Company’s common stock. Amounts in the fixed dollar allocation and stock equivalent allocation accounts are forfeited if the executive resigns or is terminated for cause prior to June 30, 2006. All fixed dollar allocations and stock equivalent allocation credits will vest and be paid in cash after June 30, 2006, except in the event of an earlier change-of-control (as defined in below) in which case all participants’ accounts will vest in full, or in the event of a participant’s death or involuntary discharge not-for-cause in which case such participant’s accounts will vest on the date of death or discharge. The 2003 Executive Retention Plan is a non-qualified, unfunded and unsecured deferred compensation plan. Amounts payable under the 2003 Executive Retention Plan are not determinable until the actual payout occurs in 2006, and, therefore, will be reported in the Executive Compensation table in the year paid. The Company currently contemplates that any awards made for 2004 and 2005 will be made subject to performance conditions under the provisions of Section 8 and (if made to “Covered Officers”) Section 9 of the proposed 2004 Incentive Plan.

      “Change of Control” under the 2003 Executive Retention Plan, the Amended and Restated 1998 Stock Incentive Plan and the proposed 2004 Incentive Plan means:

(i)	any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than the Company or a wholly owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board of Directors of the Company); or

(ii)	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii)	during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

      In addition, with respect to the Amended and Restated 1998 Stock Incentive Plan all of the outstanding stock options and other rights will vest and become exercisable in the event the Compensation Committee determines that a potential Change in Control has occurred as a result of either (a) shareholder approval of an agreement that would result in one of the events described above or (b) the acquisition of beneficial ownership, directly or indirectly, by any person, entity or group (other than the Company, any of its subsidiaries or any employee benefit plans of the Company) of securities of the Company representing 5% or more of the combined voting power of the Company’s outstanding securities.

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 26 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

      Under the direction of the Compensation Committee of the Board of Directors (the “Committee”), the Company has developed and implemented compensation practices for its executive officers. The Committee Report set forth below provides information on the Company’s executive compensation philosophy and practices for the fiscal year ended December 31, 2003.

Compensation Philosophy

      The Company’s compensation philosophy embodies guiding principles for its compensation program design and for compensation decisions pertaining to Coventry’s executive officers with the following three primary objectives:

1. To provide incentives for delivery of value to the Company’s shareholders;

2. To establish a clear connection between individual executive performance and compensation; and

3. To provide a system of rewards that is strongly biased toward motivating executives and, at the same time, is competitive with industry standards, thereby assuring the Company retains top talent.

      To fulfill these primary objectives, the 2003 executive compensation program provided rewards for the achievement of business plan results and other strategic objectives, which were important motivators for the Company’s executives.

      The Committee and its counselors used multiple sources of information for evaluating and establishing appropriate compensation levels. The Committee relied on health care industry data in constructing the peer group of companies. This peer group consisted of publicly traded managed health care companies operating nationwide that had similar operations and were of comparable size to the Company. Some, but not all, of these companies are included in the Custom Peer Group Index used in the Performance Graph on page 26 of this Proxy Statement. Consistent with these objectives, the Company sought to position the compensation of its executives at competitive levels with the peer group.

      The Company’s executive compensation program had three components — base salary, annual incentives and long-term compensation. The Committee believes this mix reflects industry-wide practices.

      The Committee believes that incentive, or variable, compensation should be awarded as a result of commensurate performance. The Committee, therefore, approved compensation programs that include high threshold levels for performance. Balanced against the need to condition certain forms of compensation on high levels of Company-wide performance were the necessities of attracting and retaining talented executives in the face of a highly competitive market place and the need to recognize individual performance in a variety of circumstances.

Description of Compensation Programs

      The following briefly describes the role of each element of compensation.

     Base Salary

      Base salary serves primarily as an attraction and retention device. Aggregate base salary increases are intended to parallel increases in the pay levels of executives in the health care industry as a whole. Individual executive salary increases reflect the individual’s level of performance and current position within designated salary ranges, as well as industry trends.

     Annual Incentive

      The purpose of the Company’s annual incentive plan is to recognize and reward executives for taking actions that build the value of the Company, generate competitive total returns to shareholders and maximize the Company’s profitability. The Committee makes annual incentive awards on the basis of corporate and individual performance, with a greater emphasis on corporate financial performance over individual achievements. Awards are based on the achievement of budgeted plan contribution and revenue by operating units and the attainment of critical success factors developed by key executives. For fiscal year 2003, all of the Company’s named executive officers received annual incentive compensation in the form of cash. At the beginning of 2004, the Committee determined performance goals and target awards for executive management under a 2004 Executive Management Incentive Program (the “2004 EMIP”) and for other key management under a 2004 Management Incentive Program (the “2004 MIP”). Target Awards under both plans are a percentage of base salary ranging from 50% to 75% for senior vice presidents and executive vice presidents and 100% for the president and chief executive officer. The Compensation Committee has identified 14 members of executive management who are eligible for participation under the 2004 EMIP, which is governed by the 2004 Incentive Plan. The programs are designed to provide annual cash bonuses to the Company’s senior executives and key management personnel based upon the Company’s performance and the individual’s performance. For 2004, the Company performance goal is based on the attainment of fully diluted earnings per share as established in the Company’s 2004 budget. The maximum award to any participant under the 2004 EMIP is 1% of 2003 operating earnings, or approximately $3,700,000. The maximum award to any participant under the 2004 MIP is 200% of their individual target incentive. If the performance target is exceeded, the Committee may grant awards up to such maximums, based upon such factors as individual performance, the degree to which the performance goal is exceeded, and such other factors as the Committee shall determine in its discretion. Awards made under the 2004 EMIP are subject to shareholder approval of the 2004 Incentive Plan. Section 162(m) limits the deductibility of certain compensation amounts paid to senior officers that exceed $1,000,000. Accordingly, shareholder approval is required to permit the Company to receive a favorable tax deduction for any such payments.

     Long-Term Incentives

      Under the terms of the Company’s Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), the Committee has the authority to grant stock options, stock appreciation rights, restricted stock and/or other stock-based awards, except that the power to grant and establish the terms and conditions of awards to outside directors is reserved to the Board of Directors. All decisions made by the Committee pursuant to the 1998 Plan are made in the Committee’s sole discretion, which is final and binding on all persons.

      For fiscal year 2003, each of the Company’s Named Executive Officers received restricted stock awards under the 1998 Plan. The Committee issued the awards with a restriction period of three to four years during which the executive is not permitted to sell, transfer, pledge or assign the shares subject to the restriction. The restriction period lapses in annual installments. See “Executive Compensation, Summary Compensation Table” on page 14 of this Proxy Statement for information on the awards granted to the Named Executive Officers.

      Effective September 1, 2000, the Committee established the Coventry Health Care, Inc. 2000 Deferred Compensation Plan (the “2000 Executive Retention Plan”), a three-year executive retention plan designed to promote the retention of key senior management and highly compensated employees and to recognize their strategic importance to the Company. Under the terms of the 2000 Executive Retention Plan, the Company made an annual fixed dollar allocation to the 2000 Executive Retention Plan for each participant. The maximum fixed dollar allocation for the Chief Executive Officer of the Company was 25% of compensation for the initial plan year and such amount determined by the Committee for each subsequent Plan Year. The maximum fixed dollar allocation for the Chief Operating Officer and the Chief Financial Officer of the Company was 25% of compensation for the initial plan year and 35% of compensation for each subsequent plan year. The maximum fixed dollar allocation for the remaining participants was 15% of compensation for the initial plan year and 20% of compensation for each subsequent plan year. In addition, all participants were eligible to receive a credit to a stock equivalent allocation account according to a formula based on each participant’s fixed dollar allocation. Participants who resigned or were terminated for cause during the three-year period covered by the 2000 Executive Retention Plan forfeited the deferred amounts. The 2000 Executive Retention Plan was amended in 2002 to allow the participants to choose whether to defer distribution of their 2000 Executive Retention Plan Accounts at the end of three years or ten years. All fixed dollar amounts and stock equivalent credits for 2000, 2001 and 2002 vested in full and were paid in cash to all participants at the end of three years on September 5, 2003, with the exception of one participant, who elected to defer his distribution to ten years. The 2000 Executive Retention Plan was a non-qualified, unfunded and unsecured deferred compensation plan.

      As of July 1, 2003, the Company established the 2003 Deferred Compensation Plan (the “Executive Retention Plan”). The 2003 Executive Retention Plan is a three-year deferred compensation plan designed to promote the retention of key senior management and to recognize their strategic importance to the Company. Under the terms of the 2003 Executive Retention Plan, the Company will make an annual fixed dollar allocation to the 2003 Executive Retention Plan for each participant. The fixed dollar allocation for the Chief Executive Officer of the Company is determined by the Compensation Committee of the Board of Directors for each plan year. The maximum fixed dollar allocation for the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Customer Service Operations and Chief Information Officer, of the Company is 40% of compensation (salary plus bonus) for each plan year. The maximum fixed dollar allocation for the remaining participants is 25% of compensation for each plan year. In addition, although not guaranteed, all participants are eligible to receive a credit to a stock equivalent allocation account calculated as a percentage of each participant’s fixed dollar allocation conditioned on Company and individual performance. The credits in the stock equivalent allocation account increase and decrease in accordance with the price of the Company’s common stock. Amounts in the fixed dollar allocation and stock equivalent allocation accounts are forfeited if the executive resigns or is terminated for cause prior to June 30, 2006. All fixed dollar allocation and stock equivalent allocation credits will vest and be paid in cash after June 30, 2006, except in the event of an earlier change-of-control (as defined in below) in which case all participants’ accounts will vest in full, or in the event of a participant’s death or involuntary discharge not-for-cause in which case such participant’s accounts will vest on the date of death or discharge. The 2003 Executive Retention Plan is a non-qualified, unfunded and unsecured deferred compensation plan. Amounts payable under the 2003 Executive Retention Plan are not determinable until the actual payout occurs in 2006, and, therefore, will be reported in the Executive Compensation table in the year paid. The Company currently contemplates that any awards made for 2004 and 2005 will be made subject to performance conditions under the provisions of Section 8 and (if made to “Covered Officers”) Section 9 of the proposed 2004 Incentive Plan.

      To provide additional security and stability to its executives and to encourage them to identify with the long-term goals of the Company, the Company entered into employment agreements with certain of its executive officers. The contracts generally provide for an initial term of one to three years, which are automatically renewable on a year-to-year basis thereafter (unless notice is otherwise given), severance in the event of termination of employment not for cause or due to a change in control, and an agreement not to compete with the Company during the term of employment and for a period thereafter.

     Compensation Administration

      The Committee has followed an annual review process in administering each of the three components of executive compensation. Moreover, the Committee has used and may continue to use independent outside consultants in order to assure that it has the best possible information and an objective approach to the administration of compensation programs.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid in any fiscal year to the Company’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee intends that future compensation paid to the Company’s executive officers generally be deductible to the Company under the federal income tax laws and intends to take such steps as may be necessary to ensure this continuing deductibility status, except in the case of incentive stock options, which the Committee has no current intent to issue.

Chief Executive Officer Compensation

      In considering Mr. Wise’s 2003 compensation, the Committee believes it is relevant and useful to review the improvement in Company’s performance during his seven-year tenure, and the concomitant increase in the Company’s stock price. Mr. Wise was hired as the Company’s President and Chief Executive Officer on October 6, 1996. In that year, the Company experienced a loss of $61 million or $1.24 per share, and its tangible net worth declined to negative $18 million.

      For the year ended December 31, 1997 (the first full year for which Mr. Wise served as Chief Executive Officer), the Company’s net earnings were approximately $12 million or $.23 per share, fully diluted. Three years later, for the year ended December 31, 2000, the Company’s net earnings had increased to $61 million ($.62 per share, fully diluted, a 20% increase over 1997 earnings per share). For the year ended December 31, 2003, the Company’s net earnings were approximately $250 million ($2.75 per share fully diluted, a 444% increase over 2000 earnings per share and a 1,120% increase over 1997 earnings per share).

      In the week that Mr. Wise became the Chief Executive Officer, the average price of the Company’s Common Stock was $6.92 per share and on December 31, 1996, the closing price was $6.18 per share. At December 31, 2000, the closing price per share was $17.79 (188% above the market price at December 31, 1996). At December 31, 2003, the closing price per share of the Company’s Common Stock was $42.99 (596% above the price at December 31, 1996). Additional shareholder return information compared with the Standard & Poors 500 and other managed care companies is set forth in the Performance Graph below.

      Consistent with the compensation philosophy stated above, the Committee based the total compensation of the Company’s chief executive officer, Allen F. Wise, on the overall performance of the Company and on relative levels of compensation for chief executive officers in the health care industry.

      In determining Mr. Wise’s compensation for 2003, the Committee considered the Company’s consistent improved performance over the preceding year and prior years, the Company’s balanced progress in all areas and the accomplishment of established goals. Specifically, the Committee recognized the Company’s successful track record under Mr. Wise’s leadership, including continued top line growth and controlled medical and administrative expenses, resulting in increased revenues and earnings. Based on these achievements, the prevailing marketplace, competitive levels of compensation of other CEOs at comparable companies and other factors, the Committee made the determination for 2003 that Mr. Wise should receive the compensation set forth below.

      Mr. Wise’s base salary for 2003 was set at $900,000. Effective June 25, 2003, the Committee granted Mr. Wise a restricted stock award of 112,500 shares of common stock with a three-year restriction period. The restriction period lapses in equal annual installments. In addition, the Committee granted Mr. Wise a stock option for 300,000 shares of common stock vesting over three years. Also, as of July 1, 2003, the Committee authorized a cash allocation of 55% of compensation to the 2003 Executive Retention Plan for Mr. Wise (a fixed dollar allocation of $1,650,000 and a stock equivalent account allocation of an equal amount.

      Under the terms of Mr. Wise’s three-year employment agreement, which was amended by the Committee effective as of January 1, 2001, Mr. Wise is eligible to receive an annual incentive bonus in an amount up to 200% of his base compensation, or such greater amount as determined in the sole discretion of the Committee, based on performance factors determined annually by the Committee, including achievement of budget and operational and other factors determined by the Committee in its discretion. Because of the outstanding performance of the Company in 2003, operational improvements and better than budget earnings, the Compensation Committee determined that Mr. Wise’s performance had exceeded the budget and performance criteria set forth at the beginning of the year. In light of these achievements, the Committee in December 2003 awarded Mr. Wise an incentive bonus for 2003 in the total amount of $3,100,000 (340% of his base compensation in 2003), $1,000,000 of which was deferred to 2006 by the Committee to the 2003 Executive Retention Plan.

      Mr. Wise’s amended employment agreement also includes severance in the event of certain terminations of employment or changes in control and an agreement not to compete with the Company. Please see “Employment Contracts, Terminations of Employment and Change-in-Control Arrangements” on page 17 of this Proxy Statement.

COVENTRY HEALTH CARE
COMPENSATION COMMITTEE

John H. Austin, M.D. (Chair)
Rodman W. Moorhead, III
Timothy T. Weglicki

PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the common stock for the five years ending December 31, 2003 with the cumulative total return of the Standard & Poor’s 500 Index and a Custom Peer Group Index compiled by Zach’s Investment Research, Inc., assuming an investment of $100 on December 31, 1998. The following companies are included in the Custom Peer Group Index (and the returns of each company have been weighted according to its relative stock market capitalization at the beginning of each period for which a return is indicated): Aetna Inc., Anthem, Inc., CIGNA Corporation, the Company, Health Net, Inc., Humana Inc., Oxford Health Plans, Inc., PacifiCare Health Systems, Inc., Sierra Health Services, Inc., UnitedHealth Group Incorporated, WellChoice, Inc. and Wellpoint Health Networks, Inc.

TOTAL SHAREHOLDER RETURNS

	Dec. 98	Dec. 99	Dec. 00	Dec. 01	Dec. 02	Dec. 03

Coventry Health Care	100.00	76.60	302.84	226.39	329.42	731.81
S&P 500 Index	100.00	121.05	110.02	96.95	75.52	97.19
Peer Group Only	100.00	89.24	144.89	134.11	138.67	196.20
Peer Group + CVH	100.00	89.11	146.69	135.18	140.94	202.25

NOTE:	THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH ABOVE IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

Compensation Committee Interlocks and Insider Participation

      During the year ended December 31, 2003, the Compensation Committee was comprised of John H. Austin, M.D. (Chair), Rodman W. Moorhead, III, Timothy T. Weglicki, none of whom had at any time been an officer or employee of the Company or any of its subsidiaries.

      Mr. Moorhead is Managing Director and Senior Advisor of Warburg Pincus LLC, which manages Ventures and Equity Partners. See “Certain Relationships and Related Transactions” below for definitions and a description of the related transactions involved.

Certain Relationships and Related Transactions

      Warburg Pincus. The sole general partner of Warburg, Pincus Ventures, L.P. (“Ventures”) is Warburg Pincus & Co., a New York general partnership (“WP”). Warburg Pincus LLC, a New York limited liability company (“WP LLC”), manages Ventures. Rodman W. Moorhead, III and Joel Ackerman are Managing Director and Senior Advisor and Managing Director, respectively, of WP LLC. Joel Ackerman, Jonathan S. Leff and Patrick T. Hackett are general partners of WP and were named Trustees of certain voting trusts relating to the Company’s common stock. During 1997, Coventry issued to Ventures Warrants to purchase 2,117,647 shares of the Company’s common stock at $10.625 per share and Convertible Notes in the aggregate principal amount of $36,000,000, which accrued interest through May 28, 1999, in the amount of $6,358,404. On September 3, 1999, the Convertible Notes held by Ventures and the accrued interest were converted at $10 per share into 4,235,840 shares of preferred stock of the Company. On December 26, 2000, Ventures: (i) converted its 4,235,840 shares of preferred stock into 4,236,263 shares of common stock, as adjusted for anti-dilution, and (ii) acquired 1,026,614 shares of common stock, as adjusted for anti-dilution, in a cashless net exercise of its warrants. On September 8, 2000, Warburg Pincus affiliated partnerships purchased 10,000,000 shares of the Company’s common stock from Principal (see Principal Financial Group, Inc. discussion below) in a private transaction as follows: (i) Warburg Pincus Equity Partners, L.P., 9,450,000 shares; (ii) Warburg, Pincus Netherlands Equity Partners I, C.V., 300,000 shares; (iii) Warburg, Pincus Netherlands Equity Partners II, C.V., 200,000 shares; and (iv) Warburg, Pincus Netherlands Equity Partners III, C.V., 50,000 shares (collectively “Equity Partners”). In addition, Ventures purchased 3,941,500 shares of the Company’s common stock on the open market. At December 31, 2003, Ventures and Equity Partners had sold or distributed to its partners substantially all of its shares of the Company’s common stock and held a remaining balance of 1,090 shares.

      Ventures and Equity Partners entered into a Shareholders’ Agreement with the Company, dated as of May 5, 2000 (the “Warburg Pincus Shareholders’ Agreement”). The Warburg Pincus Shareholders’ Agreement includes (i) a standstill agreement, pursuant to which Ventures and Equity Partners agreed for the five-year period ending September 30, 2004 (A) not to acquire more than 34.9% of the total issued and outstanding shares of the Company’s common stock, and (B) not to take certain other actions; and (ii) certain restrictions on direct or indirect transfers of the common stock by Ventures and Equity Partners. With the sale or distribution of substantially all of Ventures and Equity Partners shares, the Warburg Pincus Shareholders Agreement has been fully performed and Ventures and Equity Partners are no longer subject to its terms.

      Brian J. Wise. Brian J. Wise is the son of Allen F. Wise, President, Chief Executive Officer and a Director of the Company. Mr. Wise’s son is employed by the Company as an attorney in the legal department. He was paid an aggregate base salary and bonus of $166,923.24 for his services during 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s officers, directors and shareholders owning ten percent or more of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Company with a copy. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company for 2003 pursuant to Rule 16a-3(e) of the Exchange Act and written representations from reporting persons that all required reports had been filed, the Company believes that all reporting persons filed the required reports on a timely basis, except for Mr. Kugelman who filed one late report on a Form 5 on February 12, 2004, for three gift transactions that occurred in a prior year, Mr. Morey who filed one late report on Form 4 on August 28, 2003 for one purchase transaction, and Ms. Stallmeyer who filed one late report on September 5, 2003 for three sales transactions.

PROPOSAL TWO

2004 INCENTIVE PLAN

Purpose and Eligibility

      On February 19, 2004, the Board of Directors approved the Company’s 2004 Incentive Plan (the “2004 Plan”), subject to approval by the shareholders. The 2004 Plan is an umbrella plan integral to the Company’s compensation strategies. It has been designed to provide the flexibility and incentives required to attract highly qualified management personnel in a competitive marketplace, to motivate and retain key employees, and to meet the requirements of Section 162(m) of the Internal Revenue Code for “performance-based” compensation. Under the 2004 Plan, the Company may award stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards, as well as incentives payable in cash to key employees, consultants and directors of the Company and its subsidiaries and affiliates. As of the Record Date, the number of individuals who would potentially be eligible for awards under the 2004 Plan is approximately 400 based on the actual number of officers of the Company (26 individuals) and Outside Directors (9 individuals) and an estimated number of key employees (365 individuals) and consultants eligible for awards. Actual awards will be made only at the discretion of the Compensation Committee (the “Committee”). A copy of the 2004 Plan is attached as Appendix B.

Shares Available for Issuance

      A total of 6,000,000 shares will be reserved for issuance under the 2004 Plan, plus any shares that are available or that may become available at any time under the Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), subject to adjustments set forth in the 2004 Plan. The 2004 Plan limits the number of shares of common stock that may be granted as restricted stock awards, performance awards or other stock-based awards to 5% of the shares outstanding as of the Record Date. From and after the date of adoption by the shareholders of the 2004 Plan, no further grants will be made under the 1998 Plan. As of the Record Date, of the 16,5000,000 shares previously authorized for issuance under the 1998 Plan, 5,310,663 shares of Common Stock are reserved for issuance under outstanding stock options, 1,381,134 shares are restricted stock awards that have not vested, 8,019,833 shares have either been exercised with respect to stock options or the restrictions have lapsed with respect to restricted stock awards, leaving a balance of 1,788,370 shares available for new grants under the 1998 Plan, all of which are available for restricted stock awards. If the 2004 Plan is adopted by the shareholders, an additional 6,000,000 shares will become available for future grants plus the 1,788,370 shares available under the 1998 Plan, for a total of 7,788,370 shares that will be available for future grants under the 2004 Plan, and 4,431,899 of those shares (5% of the shares outstanding at the Record Date) could be granted as restricted stock awards, performance awards, or other stock based awards. The remaining shares under the 1998 Plan (5,310,663 outstanding options, 1,381,134 shares of restricted stock that are not vested, and 1,788,370 shares available for grant) and the new shares under the 2004 Incentive Plan (6,000,000 shares) total 14,480,167 shares (16.34% of the shares of common stock currently outstanding).

Administration

      The 2004 Plan is administered by the Compensation Committee (the “Committee”). Each member of the Committee is an Independent Director (as defined in the 2004 Plan) elected by the Board of Directors. The Committee has the authority to grant (i) stock options; (ii) stock appreciation rights (“SARs”); (iii) restricted stock; (iv) performance awards and/or (v) other stock-based awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the 2004 Plan is reserved to the Board of Directors. All decisions made by the Committee pursuant to the 2004 Plan shall be made in the Committee’s sole discretion and is final and binding on all persons, including the Company and participants in the 2004 Plan.

Types of Grants or Awards Available Under the 2004 Plan

      The following types of grants or awards are available under the 2004 Plan:

      1. Stock Options. Incentive stock options (“ISOs”) and non-qualified stock options may be granted for such number of shares as the Committee may determine and may be granted alone, in addition to or in tandem with other awards granted under the 2004 Plan, but subject to the per person limitation on awards; provided, however, that ISOs may be granted only to employees of the Company, its subsidiaries or affiliates.

      A stock option is exercisable, in whole or in part, at such times and subject to such terms and conditions as the Committee may determine and over a term to be determined by the Committee, which term will be no more than ten years after the date of grant, or no more than five years in the case of an ISO awarded to certain 10% shareholders. The option price for any ISO cannot be less than 100%, or 110% in the case of certain 10% shareholders, of the fair market value of the common stock as of the date of grant, and for any non-qualified stock option will not be less than 100% of the fair market value of the common stock as of the date of grant. Payment of the option price may be by check, note or such other instrument as the Committee may accept or, in the case of a non-qualified stock option, the Committee may, in its sole discretion, permit payment of the option price in shares of common stock owned for at least six months having a fair market value equal to the option price, or to surrender shares subject to purchase in payment of withholding taxes due.

      Upon termination of an option holder’s employment for cause or upon voluntary termination of employment by the optionee, such employee’s stock options will thereupon terminate. If an option holder’s employment is involuntarily terminated without cause, stock options will be exercisable for ninety days following termination or until the end of the option period, whichever is shorter. On the disability of an employee, stock options will be exercisable within the lesser of the remainder of the option period or, in the case of a non-qualified stock option, three years, and in the case of an ISO, one year from the date of disability. Upon the retirement of an employee, stock options will be exercisable within the lesser of the remainder of the option period or, in the case of a non-qualified stock option, three years, and in the case of an ISO, three months from the date of retirement. Upon the death of an employee, stock options will be exercisable by the deceased employee’s legal representative or legatee within the lesser of the remainder of the option period or one year from the date of death. Only options that are exercisable on the date of termination, death, disability or retirement may be subsequently exercised or, except for an ISO, on such accelerated basis as determined by the Committee at or after grant.

      2. SARs. SARs may be granted on such terms as are consistent with the 2004 Plan and may be exercisable at such time or times during such periods and for such number of SARs as determined by the Committee, but no SAR may be exercised more than ten years after the date of grant and may be subject to earlier termination, cancellation or expiration. Upon exercise, an optionee is entitled to an amount in cash and/or shares of common stock with a fair market value equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the fair market value per share of common stock on the date of grant, or such other price as the Committee may determine, multiplied by the number of SARs exercised. The Committee has the right to determine the form of payment at or after grant. The Committee may condition the grant, vesting or exercise of any SARs upon the attainment of specified performance goals or other factors the Committee may determine. SARs are transferable only to the extent stock options are transferable.

      3. Restricted Stock. Restricted stock may be granted alone, in addition to or in tandem with other awards granted under the 2004 Plan and/or cash awards made outside of the 2004 Plan, but must be accepted within 60 days after the award date. Currently, the aggregate number of shares of common stock that may be granted as shares of restricted stock is limited to 5% of the then outstanding shares of common stock. However, as proposed to be amended, the limitation would be 5% of the shares of common stock outstanding at the Record Date (April 5, 2004), and such limitation would include not only restricted stock, but also performance awards and other stock-based awards. The Committee may condition the grant of restricted stock upon the attainment of specified performance goals or such other factors as the Committee may determine. Subject to the applicable terms set forth in the award agreement, upon termination of the employee’s employment for any reason during the restriction period, all shares subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. During the restriction period, the employee will have the right to vote the shares and to receive any cash dividends, unless otherwise restricted by the Committee. At the time of award, the Committee may permit or require that any cash dividends be deferred and reinvested in additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

      4. Performance Awards.

(a) Grants. The Committee has sole authority to determine the participants to receive a Performance Award. Performance Awards consist of a right that is (i) denominated in cash or common stock, stock option, SARs or restricted stock, (ii) valued as determined by the Committee subject to the achievement of such performance goals during such performance periods and (iii) payable at such time and in such form as the Committee determines. The Committee may amend specific provisions of a Performance Award provided that the amendment does not adversely affect the existing Performance Award. Performance Awards may be paid in a lump sum or installments or on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or disability, forfeits the Performance Award, unless the Committee determines otherwise. A participant’s rights to a Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may determine.

(b) Performance Objectives. Performance shares, performance units and performance-based restricted stock awards under the 2004 Plan may be made subject to the attainment of performance goals based on one or more of the following business criteria: (i) earnings before interest, taxes, depreciation and/or amortization, (ii) operating income or profit, (iii) return on equity, assets, capital, capital employed, or investment, (iv) after tax operating income, (v) net income, (vi) earnings or book value per share of the Company’s common stock, (vii) cash flow(s), (viii) total sales or revenues or sales or revenues per employee, (ix) stock price or total shareholder return, (ix) dividends, (xi) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or (xii) a combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

(c) Maximums. The maximum annual number of shares in respect of which all Performance Awards may be granted to a Covered Officer (as defined in the 2004 Plan) is 500,000 shares and the maximum annual amount of any cash award attributable to or earned in any performance period is $5,000,000. Notwithstanding, only 5% of the shares of common stock outstanding at the Record Date (April 5, 2004) are available for issuance as performance awards, restricted stock awards or other stock-based awards.

(d) Establishment of Performance Criteria. No later than 90 days following the commencement of a performance period (or such other time as may be required or permitted under Section 162(m) of the Internal Revenue Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by each participant for the performance period.

      5. Other Stock-Based Awards. The Committee may also grant other types of awards that are valued by reference to earnings per share or subsidiary performance. These awards may be granted alone, in addition to or in tandem with stock options, SARs or restricted stock awards granted under the 2004 Plan or cash awards made outside of the 2004 Plan; provided, however, that none may be granted in tandem with ISOs if to do so would disqualify such ISOs under Section 422 of the Code. Such awards will be made upon terms and conditions as the Committee may in its discretion provide. The Committee may also provide for the grant of common stock upon completion of a specified performance period. Only 5% of the shares of common stock outstanding at the Record Date (April 5, 2004) are available for issuance as other stock-based awards, performance awards or restricted stock awards.

      6. Awards to Outside Directors. On the date of each annual meeting of shareholders beginning with the year 2004, each Outside Director (as defined in the 2004 Plan) will receive an automatic grant of 1,500 shares of restricted stock, except that an Outside Director who is also the Chair or Vice Chair, if any, of the Board receives an automatic grant of 3,000 shares of restricted stock. The restricted stock grants will vest in equal increments over three years. Upon joining the Board, new directors would receive an automatic non-qualified stock option grant to purchase 15,000 shares of common stock vesting in equal increments over three years at an exercise price equal to the closing market price on the date of grant. Unvested restricted stock awards and stock options are not transferable without the written consent of the Board, except to immediate family members or by will or the laws of decent and distribution. Outside Directors are eligible to receive other awards as may be determined by the Board of Directors.

Federal Income Tax Aspects of the 2004 Plan

      The following is a brief summary of the federal income tax aspects of awards made under the 2004 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

      1. Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If common stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as long-term capital gain, and any loss sustained will be a capital loss; and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

      If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

      Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a non-qualified stock option.

      2. Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

      3. SARs. No income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant’s income by reason of the exercise. If the participant receives common stock upon exercise of a SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under “Non-Qualified Stock Options.”

      4. Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

      5. Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

      6. Performance Awards. A participant who receives a performance award would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

      7. Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock or in a manner not described herein.

Section 162(m) Provisions

      Section 162(m) of the Code imposes a limitation on the deductibility of certain compensation paid to the chief executive officer and certain other executive officers of publicly traded companies. Compensation paid to these officers in excess of $1,000,000 cannot be claimed as a tax deduction by such companies, unless such compensation qualifies for an exemption as performance-based compensation under Section 162(m) of the Code. Under the 2004 Plan, no officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code is eligible to receive stock awards under the 2004 Plan for more than 500,000 shares of common stock in any fiscal year or cash awards attributable to or earned in any performance period for more than $5,000,000 (the “Section 162(m) Maximum”). It is anticipated that compensation in respect of stock options and SARs granted under the 2004 Plan will qualify for an exemption as performance-based compensation under Section 162(m) of the Code, if the exercise price per share for such options and SARs is at least equal to the fair market value per share of common stock on the date of grant. It is intended that awards in the form of stock options, performance-based restricted stock, performance awards, SARS, and cash payments under annual incentive awards constitute qualified performance-based compensation and, as such, will be exempt from the one million dollar ($1,000,000) limitation on deductible compensation. Other awards (if any) granted under the 2004 Plan are not expected to qualify for an exemption as performance-based compensation.

Other Provisions of the 2004 Plan

      The Committee may determine at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) that in the event of a “Change in Control”, options and other rights that may be granted under the 2004 Plan will vest and become immediately exercisable (to the extent not theretofore vested and exercisable), and the restrictions and forfeiture provisions applicable to restricted stock awards, Performance Awards and other stock-based awards will lapse and become fully vested. A “Change in Control” means the happening of any of the following:

(i) any person or entity (including a “group” as defined in Section 13(d) of the Exchange Act), other than the Company or a wholly owned subsidiary thereof or an employee benefit plan of the Company or any of its subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of all securities of the Company that may be cast in the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company or approved by a majority of the Board of Directors);

(ii) as a result of, or in connection with, a cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company, or any successor entity entitled to vote generally in the election of directors of the Company or any such successor, are held in the aggregate by holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute the majority thereof, unless the election or nomination for election by the Company’s shareholders of such individuals first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

      In addition to any other restrictions on transfer that may be applicable under the terms of the 2004 Plan or the applicable award agreement, no stock option, SAR, restricted stock award, Performance Award, other stock-based award or Outside Director Stock Option or other right issued under the 2004 Plan is transferable by the participant without the prior written consent of the Committee, or in the case of an Outside Director, the Board of Directors, other than (a) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the participant or a member of his or her Immediate Family (except in the case of ISOs) or (b) transfers by a participant by will or by the laws of descent and distribution (the designation of a beneficiary will not constitute a transfer).

      In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in the Company’s corporate structure affecting the common stock, an appropriate substitution or adjustment will be made in the maximum number of shares that may be awarded under the 2004 Plan, in the number and option price of options and other awards then outstanding under the 2004 Plan and in the Section 162(m) Maximum. An adjusted option price shall also be used to determine the amount payable upon exercise of any SAR associated with an option.

      The 2004 Plan may be amended, altered or discontinued by the Board of Directors to the fullest extent permitted by the Exchange Act and the rules and regulations promulgated thereunder, provided, however, that without the approval of the Company’s shareholders, no amendment or alteration may be made which would (i) except as a result of a stock split, stock dividend, extraordinary cash dividend, merger, recapitalization or similar transaction affecting the common stock, increase the maximum number of shares that may be issued under the 2004 Plan or increase the Section 162(m) Maximum, (ii) change the provisions governing ISOs except as required or permitted under the provisions governing ISOs in the Code, or (iii) make any change for which applicable law or regulatory authority (including the regulatory authority of the New York Stock Exchange or any other market or exchange on which the common stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the 2004 Plan under Section 162(m) of the Code. No amendment, alteration or discontinua-

tion shall be made which would impair the rights of an optionee without his consent. Additionally, the Company could not, without the approval of the Company’s shareholders, reprice any outstanding options so as to provide for a lower exercise price.

      The 2004 Plan will expire on the tenth anniversary of its effective date, but awards granted prior to such tenth anniversary may be extended beyond that date.

New Plan Benefits

      With the exception of the 2004 Executive Management Incentive Program (the “2004 EMIP”) discussed below, the Compensation Committee has not granted any awards or benefits under the 2004 Plan, and future awards and benefits will depend on the Compensation Committee’s actions and other factors and cannot be currently determined.

      The Compensation Committee has determined performance goals and target awards for 14 members of executive management under the 2004 EMIP, which is governed by the 2004 Plan. The 2004 EMIP is designed to provide annual cash bonuses to the Company’s most senior executives based upon the Company’s performance and individual performance. For 2004, the Company performance goal is based on the attainment of fully diluted earnings per share as established in the Company’s 2004 budget. The maximum award to any participant under the 2004 EMIP is 1% of 2003 operating earnings, or approximately $3,700,000. If the performance target is exceeded, the Committee may grant awards up to such maximum, based upon such factors as individual performance, the degree to which the performance goal is exceeded, and such other factors as the Committee shall determine in its discretion. The Committee has established target awards for the 2004 EMIP participants ranging from 50% to 100% of base salary. Awards made under the 2004 EMIP are subject to shareholder approval of the 2004 Incentive Plan. Section 162(m) limits the deductibility of compensation amounts paid to certain senior officers that exceed $1,000,000. Accordingly, shareholder approval is required to permit the Company to receive a favorable tax deduction for any such payments.

Equity Compensation Plan Information

      The following table summarizes information about the options, restricted stock awards, warrant, rights and other equity compensation under the Company’s equity plans as of December 31, 2003 (calculated in post three-for-two stock split shares which were distributed on January 30, 2004, to shareholders of record on January 9, 2004).

			(c) Number of securities
			remaining available for future
			issuance under equity
	(a) Number of securities to		compensation plans
	be issued upon exercise of	(b) Weighted-average exercise	(excluding
	outstanding options,	price of outstanding options,	securities reflected in
Plan Category	warrant and rights	warrant and rights	column (a))

Equity compensation plans approved by security holders(1)(2)	5,352,605 (3)	$15.36 (3)	2,673,409
Equity compensation plans not approved by security holders(4)(5)	10,050	$5.08	121,999

Total	5,362,655		2,795,408

(1)	Includes options to purchase common stock of the Company under the Coventry Share Plan, an employee stock purchase plan.

(2)	Includes options, restricted stock awards, or other rights under the Company’s Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), which was approved by the shareholders of Coventry Health Care, Inc. before it became the successor to Coventry Corporation.

(3)	Only includes outstanding stock options granted under the 1998 Plan. The number of shares and weighted average exercise price under the Coventry Share Plan cannot be determined until the end of an offering period.

(4)	Includes shares under the Company’s (i) Supplemental Executive Retirement Plan and (ii) Individual Warrant. See below for a description of the material features of these plans.

(5)	Excludes credits to stock equivalent accounts under the Company’s 2003 Deferred Compensation Plan. No shares are reserved under the plan for the future because all amounts are payable in cash. No shares have been purchased or set aside under this plan and participants do not have any rights of shareholders with respect to balances in the stock accounts in this plan.

Description of Equity Compensation Plans Not Approved by Security Holders

      The material features of the equity compensation plans not approved by security holders of the Company are as follows:

      Supplemental Executive Retirement Plan (the “SERP”). The SERP is a non-qualified deferred compensation arrangement under the federal tax laws. The SERP allows highly compensated senior management individuals designated by the Compensation Committee to defer additional compensation beyond what they defer under the Coventry Health Care, Inc. Retirement Savings Plan (the “401(k) Plan”) and to receive employer matching contributions. Participants may contribute up to 15% of their base salary, plus up to 100% of their bonus. Aggregate employer matching contributions to the SERP and the 401(k) Plan may not exceed 4.5% of a participant’s compensation and vests in equal increments over two years. In order to receive a matching contribution, participants must contribute the maximum amount permitted under law in the 401(k) Plan, without regard to “catch-up” contributions.

      Individual Warrant (the “Warrant”). Effective April 19, 1999, the disinterested members of the Board of Directors approved the issuance of a Warrant for 15,000 shares to Laurence DeFrance, a former member of the Board of Directors, in recognition of the contributions made by Mr. DeFrance during his nine-year tenure on the Board and in consideration of the fact that the majority of Mr. DeFrance’s stock options were out-of-the-money and would expire 90 days following his resignation. The Warrant was issued at the closing market price on the date of grant, vesting after six months and terminating after five years. On February 10, 2003, Mr. DeFrance exercised his Warrant with respect to 4,950 shares. At December 31, 2003, Mr. DeFrance had a remaining balance of 10,050 shares.

      A MAJORITY OF THE VOTES CAST IS NECESSARY FOR APPROVAL OF THE 2004 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2004 PLAN.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      Under the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder and the Company’s Amended Audit Committee Charter, which is attached as Appendix A, the Audit Committee has the sole responsibility and authority to appoint the Company’s independent auditors. The Audit Committee, comprised of independent members of the Board of Directors, has appointed Ernst & Young LLP, certified public accountants, to be the independent auditors of the Company for the fiscal year ending December 31, 2004 and requests shareholder ratification of this action. In taking this action, the Audit Committee considered the qualifications of Ernst & Young LLP and other independent auditors, the past performance of Ernst & Young LLP since its retention in 2002, its independence with respect to the services to be performed and its qualifications and general adherence to professional auditing standards. A representative of Ernst & Young LLP is expected to be present at the meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions.

      If the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee is not obligated to appoint other independent public accountants, but will reconsider the appointment.

      THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THIS PROPOSAL.

FEES PAID TO INDEPENDENT AUDITORS

      Fees for all services provided by Ernst & Young LLP for 2002 and 2003, respectively, are set forth below. All fees have been paid by the Company.

Audit Fees

      Audit fees billed for the fiscal years 2002 and 2003 audits and the review of Forms 10-Q aggregated $1,645,000 and $2,266,600, respectively.

Audit-Related Fees

      Audit-related fees billed for the fiscal years 2002 and 2003 for assurance and related services aggregated $135,000 and $246,100, respectively. The services for 2002 and 2003 principally included retirement plan audits and services provided in relation to the Sarbanes-Oxley Act of 2002.

Tax Fees

      Tax fees billed for the fiscal years 2002 and 2003 for tax compliance, tax advice and tax research aggregated $125,700 and $113,200, respectively.

All Other Fees

      Fees billed for all other services rendered for fiscal year 2002 aggregated $94,800 for HEDIS audits, and for fiscal year 2003 aggregated $100,200 principally for the HEDIS audits and access to the Ernst & Young LLP online research software.

Procedures for Pre-approval of Independent Auditor Services

      The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditors, Ernst & Young LLP. The Audit Committee annually reviews and considers a written proposal from the independent auditors setting forth the scope of services to be provided, including whether the services are for audit and audit related services, tax services or other services that are permissible and other required communications. If permitted by applicable law and appropriate, the Audit Committee will approve the services. The Audit Committee has pre-approved certain permitted services to be performed by Ernst & Young LLP if required during the year. These permitted services would include only audit, audit related or tax compliance and research services. The Audit Committee and the Company believe these services are consistent with Ernst & Young LLP’s role as independent auditor and tax adviser. Thereafter, the Audit Committee will, as necessary, consider and, if permitted by applicable law and appropriate, approve the provision of additional audit and/or non-audit services not previously approved. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-case-basis, proposed services that are clearly permitted by law. None of the engagements approved by the Audit Committee during 2003 made use of the de minimus exception to pre-approval contained in the applicable rules of the Securities and Exchange Commission. All services described above were approved by the Audit Committee.

Change in Independent Public Accountants

      On May 15, 2002, the Board of Directors and its Audit Committee dismissed Arthur Andersen LLP as the Company’s independent public accountants and engaged Ernst & Young LLP to serve as the Company’s independent public accountants for the fiscal year ended December 31, 2002.

      Arthur Andersen’s reports on the Company’s consolidated financial statements for the quarter ended March 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      For the quarter ended March 31, 2002, to the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years and interim period; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company requested that Arthur Anderson LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agreed with certain of the above statements. The Company filed a copy of such letter, in which Arthur Andersen LLP stated such agreement, as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2002.

      For the quarter ended March 31, 2002, to the date of Ernst & Young’s engagement, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and processes for monitoring compliance with laws and regulations and the Company’s established Compliance and Ethics Program. The Audit Committee is composed of independent directors, as defined under the listing standards of the New York Stock Exchange (“NYSE”), and acts under a written charter first adopted and approved by the Board of Directors in February 1993, and amended in March 2000 and February 2001, February 2003, and February 2004 in compliance with the Sarbanes-Oxley Act of 2002 and other new regulations adopted by the Securities and Exchange Commission and the NYSE.

Audit Committee Disclosures

      With respect to the fiscal year ended December 31, 2003, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with its independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented.

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. In addition, the Audit Committee has discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board of Directors the inclusion of the audited financial statements in Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

COVENTRY HEALTH CARE
AUDIT COMMITTEE
Lawrence N. Kugelman, Chairman
John H. Austin, M.D.
L. Dale Crandall
Elizabeth E. Tallett

SHAREHOLDER PROPOSALS

      The Company’s Bylaws, as amended, provide that the annual meeting of shareholders is to be held on the first Thursday in June, unless the Chairman of the Board designates a different date. The 2005 annual meeting of shareholders is expected to be held on June 2, 2005. Eligible shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2005 may do so by following the procedures prescribed in the Company’s Bylaws and Rule 14a-8 enacted by the Securities and Exchange Commission. In order to be considered for inclusion in the Company’s proxy materials for the 2005 annual meeting, shareholder proposals must be received by the Company at 6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817-1850, addressed to the Secretary of the Company, not later than December 25, 2004.

COST OF ANNUAL MEETING AND PROXY SOLICITATION

      The Company pays the costs of soliciting your vote, including the costs of preparing, assembling and mailing this Proxy Statement, 2003 Annual Report and proxy. Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $9,500, plus reimbursement for out-of-pocket expenses. The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for such record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters that may come before the 2004 Annual Meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the 2004 Annual Meeting.

      A list of shareholders of record entitled to be present and vote at the 2004 Annual Meeting will be available at the offices of the Company in Bethesda, Maryland for inspection by shareholders during regular business hours from May 20, 2004 to the date of the 2004 Annual Meeting. The list will also be available during the 2004 Annual Meeting for inspection by shareholders who are present.

      YOUR REPRESENTATION AT THE 2004 ANNUAL MEETING IS IMPORTANT. IN ORDER TO ASSURE THE PRESENCE OF THE NECESSARY QUORUM, PLEASE VOTE. YOU MAY VOTE BY TOLL-FREE TELEPHONE, BY INTERNET OR BY COMPLETING, DATING, SIGNING AND

RETURNING THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. THE SIGNING OF THE PROXY WILL NOT PREVENT YOUR ATTENDING THE MEETING AND VOTING IN PERSON, SHOULD YOU SO DESIRE.

By Order of the Board of Directors,

ALLEN F. WISE
President and Chief Executive Officer

APPENDIX A

COVENTRY HEALTH CARE, INC.

AUDIT COMMITTEE CHARTER

Authorization

      There shall be an Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Coventry Health Care, Inc. (the “Company”) to carry out the duties and responsibilities assigned to the Audit Committee under applicable law and regulations and the rules and regulations of the New York Stock Exchange, Inc. and to further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors. The Committee shall also prepare an audit committee report as required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

      The Company’s Code of Business Conduct and Ethics cover the Company’s Chief Executive Officer and senior financial officers and the Committee shall monitor compliance with that code. In addition, the Board may adopt further changes or additional policies based on changes in law, regulation or circumstances.

Membership

      The Committee must be comprised of at least three members and no more than five members of the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. A director that serves on the audit committees of more than three public companies (including the Company) may serve on the Committee only if the Board affirmatively determines that the director is able to effectively serve on the Committee (in which the Company must disclose such determination in its annual proxy statement).

      All members of the Committee shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

      The Board must also affirmatively determine, considering all relevant facts and circumstances, that the director has no direct or indirect material relationship with the Company. Each member of the Audit Committee must satisfy any other applicable membership requirements set forth in the listing requirements of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      If there is any basis for believing a Committee member is not independent, the facts and circumstances should be reported to the General Counsel and the Board, and the Committee member shall recuse himself or herself until the Board, or an independent committee thereof, has determined that the Committee member is truly independent.

      All members of the Committee shall be able to read and understand fundamental financial statements, as the Board interprets such qualification in its business judgment. At least one member of the Committee shall have accounting or related financial management oversight experience, as the Board interprets such qualification in its business judgment. The Nominating and Governance Committee in nominating, and the Board in appointing, shall consider whether at least one member of the Committee falls within the definition of “financial expert” as defined by the SEC, and if not, why not. One member of the Committee shall serve as Chairman.

      No Committee member may vote on any matter in which he or she, directly or indirectly, has a material interest.

Meetings

      The Committee shall meet separately at least on a quarterly basis and may from time to time require special meetings, as deemed necessary by the Chairman of the Committee. Management, the external auditors, and the internal auditors shall provide reports and information to the Committee as provided herein and as required by the Committee. An appropriate portion of the Committee’s meeting with the external auditors and the internal auditors shall be in executive session without management.

Annual Self Evaluation

      At least annually, the Committee shall review and evaluate its own performance, the results of which shall be presented to the Board of Directors.

Purpose

      The Audit Committee is charged with:

•	Determining that the Company has in place adequate systems and controls to reasonably assure the fair presentation of the Company’s financial statements and otherwise overseeing the integrity of the Company’s financial statements;

•	Overseeing the Company’s compliance with legal and regulatory requirements;

•	Interfacing directly with and overseeing the performance of the external auditors regarding the annual audit and quarterly reviews of the Company’s financial statements;

•	Interfacing directly with and overseeing the performance of the internal auditors regarding the internal auditing function and the internal controls of the Company;

•	Appointing, dismissing, overseeing, and determining the compensation paid to the external auditors and internal auditors;

•	Overseeing the qualifications and independence of the external auditors; and

•	Preparing the report of the Committee required to be included in the Company’s annual proxy statement.

      The responsibilities of a member of the Committee are in addition to those responsibilities set out for a member of the Board. In addition to the matters set forth herein, the Committee shall perform such other functions as required by law, the Company’s Certificate of Incorporation or Bylaws, or the Board.

      The Committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditors.

Key Responsibilities

      The Committee shall have overall responsibility for the adequacy and effectiveness of the external and internal audit function. This shall include:

     Internal and External Audits

1.	Reviewing the results of internal audits, management recommendation letters, report of the internal auditors, management’s internal control review and the adequacy and effectiveness of the internal auditing function and the internal controls of the Company, including computerized information system controls and security, the overall control environment and accounting and financial controls;

2.	Sole authority for selecting and, where appropriate, replacing the independent auditors, approving audit services and any permissible non-audit services prior to commencement, and, at least annually, assessing the independence of the auditors and presenting its conclusion to the Board, including the receipt of an annual written statement from the independent auditors setting forth all relationships between the auditor and the Company, including the disclosure required by Independence Standards Board Standard No. 1, establishing clear hiring policies for employees and former employees of the independent auditors, and resolving any disagreements between the independent auditor and management;

3.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and considering whether it is appropriate to regularly rotate the audit firm;

4.	Approving the audit scope and audit plan prior to the audit’s commencement and the fees and engagement terms of the independent auditors for its audit services and any permissible non-audit services;

5.	Reviewing at least annually such information concerning the independent auditors as the Committee may determine appropriate, including a report by the independent auditor describing (1) the auditing firm’s internal quality control procedures and (2) any material issues raised by its most recent quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years and any steps taken to resolve those issues;

6.	Ensuring that the independent accountant provides the Committee with timely reports, which the Committee reviews, of (1) all critical accounting policies and practices, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management;

7.	Reviewing with management and the independent auditors, the internal audit function and approving the scope, risk assessment and nature of the internal audit plans, any subsequent material changes in internal audit activities for the coming year and the coordination of such activities with the independent auditors;

8.	Determining whether all or a portion of the Company’s internal audit function will be provided by third parties, and if so, hiring, evaluating and compensating the internal auditors, and assuring their ability to have direct reporting to the Committee;

9.	Having direct access to the internal or external auditors on both a scheduled and as needed basis;

10.	Meeting separately and regularly with management, the external auditors, and the internal auditors and discussing with them, as applicable:

a)	The quarterly and annual financial statements, the related footnotes, disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the quality of the Company’s accounting principles, suggested changes relating to those principles, and the alternatives to those principles, the independent accountant’s audit and report on the annual financial statements, the result of the independent accountant’s review of the quarterly financial statements, the management letter provided by the independent auditor and the Company’s response, financial or non-financial arrangements that do not appear on the financial statements of the Company and their risks, transactions or dealings with parties related to the Company and the procedures used to identify related parties, the clarity of financial disclosures, and any other matter related to the Company’s independent audit;

b)	Significant findings quarterly and during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control;

c)	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

d)	Any changes required in the planned scope of their audit plan;

e)	the effect of regulatory and accounting initiatives and of any off-balance sheet structures on the Company’s financial statements

     Corporate Compliance and Risk Assessment

11.	Periodically reviewing management’s program to monitor, control, and report on compliance with the Company’s established code of conduct and ethics and applicable laws, rules, and regulations. This review shall include:

a)	Establishing procedures for employees to confidentially and anonymously submit to the Committee concerns or issues regarding the Company’s accounting or auditing matters and procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including internal controls.

b)	Periodically reviewing and recommending changes or additions to the Company’s code of business conduct and ethics, and reviewing management recommendations to the Board for changes that reflect changes in law or policy.

c)	Discussing with management any significant risk exposures and steps taken to monitor and control them.

d)	Discussing the activities of the compliance and ethics program with the Company’s Compliance Officer.

e)	Discussing with the external auditors their findings including significant risk exposures and any possible illegalities during the annual audit.

f)	Discussing with the internal auditors regarding the teams’ findings including significant risk exposures during operational reviews.

g)	Discussing any legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies with legal counsel.

h)	Considering any emerging issues that the Committee should become involved with in the future.

     General

12.	Recommending inclusion of the Company’s financial statements in the Annual Report on Form 10-K;

13.	Conducting or authorizing investigations into any matters within its scope of responsibilities;

14.	Reviewing and discussing earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information), and financial information and earnings guidance provided to analysts and ratings agencies;

15.	Obtaining reports from the chief executive officer, the chief financial officer, or the chief internal auditor and retaining, at the Company’s expense, experts to advise or assist the Committee, including outside counsel, accountants, financial analysts, consultants or others;

16.	Taking any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Committee as set forth in this Charter;

17.	Reviewing and reassessing at least annually the adequacy of this Charter and submit it to the Board of Directors for approval;

18.	Preparing the Committee’s annual report for inclusion in the Company’s proxy statement.

Reporting

      The Committee shall maintain minutes of all meetings which shall be made available to the Board of Directors of the Company. The Chairman of the Committee shall report regularly to the Board of Directors on the Committee’s activities and findings.

APPENDIX B

COVENTRY HEALTH CARE, INC.

2004 INCENTIVE PLAN

SECTION 1.     Purpose; Definitions.

      The purpose of the 2004 Incentive Plan (the “Plan”) is to enable Coventry Health Care, Inc., a Delaware corporation (the “Company”), to attract, retain and reward key employees of and consultants to the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with those requirements.

      For purposes of the Plan, the following terms shall be defined as set forth below:

A.	“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

B.	“Board” means the Board of Directors of the Company.

C.	“Cause” has the meaning provided in Section 5(j) of the Plan.

D.	“Change in Control” has the meaning provided in Section 12(b) of the Plan.

E.	“Change in Control Price” has the meaning provided in Section 12(d) of the Plan.

F.	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

G.	“Common Stock” means the Company’s Common Stock, par value $.01 per share.

H.	“Committee” means the Compensation Committee of the Board of Directors of the Company.

I.	“Company” means Coventry Health Care, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

J.	“Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

K.	“Disability” means disability as determined under the Company’s Group Long Term Disability Insurance Plan.

L.	“Early Retirement” means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

M.	“Effective Date” has the meaning provided in Section 16 of the Plan.

N.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

O.	“Fair Market Value” means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price on the date of grant, or if such date shall fall on a non-business day, the reported closing price on the business day immediately preceding the date of grant of a share of Common Stock on the New York Stock Exchange or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the New York Stock Exchange or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

P.	“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

Q.	“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

R.	“Independent Director” means a member of the Board who is an “Independent Director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code, and who satisfies the applicable independence requirements of the New York Stock Exchange.

S.	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

T.	“Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

U.	“Other Stock-Based Award” means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

V.	“Outside Director” means a member of the Board who is not then (i) an officer or employee of the Company or any Subsidiary or Affiliate of the Company, or (ii) the direct or beneficial owner of five percent (5%) or more of the Common Stock of the Company.

W.	“Outside Director Stock Option” means an award to an Outside Director under Section 11 below.

X.	“Performance Award” means an award under Sections 8 and 9 below.

Y.	“Plan” means this 2004 Stock Incentive Plan, as amended from time to time.

Z.	“Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 and/or Section 11 of the Plan.

AA.	“Restriction Period” has the meaning provided in Section 7 of the Plan.

BB.	“Retirement” means Normal or Early Retirement.

CC.	“Section 162(m) Maximum” has the meaning provided in Section 3(b) hereof.

DD.	“Stock Appreciation Right” or “SAR” means the right, pursuant to an award granted under Section 6 below, to receive in cash and/or shares upon exercise the increase in the Fair Market Value of a share of Common Stock above the Fair Market Value (or other price established by the Committee) of a share of Common Stock on the date of grant.

EE.	“Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 and/or Section 11 below.

FF.	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

      The Plan shall be administered by the Committee. Each member of the Committee shall be an Independent Director. The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards and/or (v) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 11 shall be reserved to the Board.

      In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

(a)	to select the officers, key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and/or Other Stock-Based Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

(c)	to determine the number of shares to be covered by each such award granted hereunder;

(d)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, performance requirement or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 13 hereof;

(e)	to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Common Stock;

(f)	to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

(g)	to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

(h)	to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

(i)	to impose any holding period required to satisfy Section 16 under the Exchange Act.

      The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the

Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Shares of Common Stock Subject to Plan.

      (a) The maximum number shares of Common Stock that may be issued pursuant to awards under this Plan and the Company’s Amended and Restated 1998 Stock Incentive Plan and the Assumed Plans as defined therein (collectively, the “1998 Plan”) shall be 6,000,000 shares plus any shares that are available or may become available at any time under the 1998 Plan, subject to adjustments set forth herein. From and after the date of adoption of this Plan, no further grants shall be made under the 1998 Plan.

      (b) The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan in excess of 1,000,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).

      (c) If any shares of Common Stock that have been optioned hereunder cease to be subject to such option, or if any shares of Common Stock that are subject to any Restricted Stock, Performance Awards settled in stock or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan, so long as the total does not exceed the number specified in 3(a) above.

      (d) No more than five percent (5%) of the total number of shares of Common Stock outstanding on April 5, 2004, the record date of the 2004 Annual Meeting of Shareholders, may be issued as shares of Restricted Stock, Performance Awards or Other Stock-Based Awards under this Plan and the 1998 Plan.

      (e) In the event the Committee determines that any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock or other similar corporate transaction affects shares of Common Stock such than an adjustment is determined by the Committee in its sole discretion to be appropriate, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying Outside Director Stock Options to be granted under Section 11 hereof, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

SECTION 4. Eligibility.

      Officers, other key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 11 and as otherwise determined by the Board.

SECTION 5. Stock Options.

      Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary of the Company.

      The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

      Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

      (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 100% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an Incentive Stock Option issued to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 12, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

      (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned for at least six months by the optionee. In the case of a Non-Qualified Stock Option, the Committee, in its discretion, at or after grant, may permit optionholders, in lieu of the payment of withholding taxes due, but only to the extent the Company is required to withhold such taxes, to surrender shares subject to purchase without restriction under such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

      (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as in effect prior to transfer.

      (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

      (g) Termination by Death. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided, however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) ninety (90) days from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an

Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

      (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of ninety (90) days or the balance of such Stock Option’s term if the involuntary termination is without Cause. For purposes of this Plan, “Cause” means termination by the Company, acting in good faith, by written notice to the Executive specifying the event relied upon for such termination, due to; (i) the Executive’s indictment or conviction of a felony, (ii) the Executive’s intentional perpetration of a fraud, theft, embezzlement or other acts of dishonesty, (iii) the Executive’s intentional breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders. If an optionee voluntarily terminates employment with the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of ninety (90) days or the balance of such Stock Option’s term.

      (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(i)	if (x) a participant’s employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(ii)	if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

      (l) Buyout Provisions. The Committee may at any time recommend to the Board of Directors that the Company offer to buy out (for a payment in cash, Common Stock, or another award under this plan) an Option previously granted, based on such terms and conditions as the Committee shall determine appropriate.

      (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock.

      (n) Performance and Other Conditions. The Committee may condition the grant, vesting or exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. The Committee in its discretion may also provide in the option agreement, that any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6. Stock Appreciation Rights.

      (a) Grant and Exercise. Stock Appreciation Rights may be granted on such terms as shall be consistent with the Plan. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)	SARs shall be exercisable only at such time or times during such periods and for such number of SARs as shall be determined by the Committee, provided that no SAR may be exercised more than 10 years after the date of grant, and any SAR may be subject to earlier termination, cancellation or expiration as provided in the Plan.

(ii)	Upon the exercise of a SAR, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock with a Fair Market Value equal in value to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Fair Market Value per share of Common Stock on the date of grant, or such other price per share as the Committee shall determine, multiplied by the number of SARs which shall have been exercised, with the Committee having the right to determine the form of payment at or after grant.

(iii)	Stock Appreciation Rights shall be transferable only to the extent that Stock Options would be transferable under Section 5(e) of the Plan.

(iv)	The Committee may condition the grant, vesting or exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

SECTION 7. Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i)	The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

(ii)	Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

(iii)	Each participant receiving a Restricted Stock award shall be issued either a stock certificate in respect of such shares of Restricted Stock or such shares may be held in an uncertificated book account by the Company’s transfer agent. Shares shall be registered in the name of such participant, and, in the case of a stock certificate, such certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(iv)	The Committee shall require that the stock certificates or book entry accounts evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)	In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, or such other factors or criteria as the Committee may determine in its sole discretion.

(ii)	Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

(iii)	Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv)	If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

      (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8. Performance Awards.

      8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Common Stock, Stock Option, SAR or Restricted Stock, (ii) valued, as determined by the Committee, in accordance with, or subject to, the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. All Performance Awards shall be subject to the terms and provisions of Section 9 hereof.

      8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved (as set forth in Section 9.2) during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

      8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award for that period, and no payments will be made with respect to that period, except that the Committee at grant may provide that certain awards that are performance based, paid in cash, and designed primarily for retention of key executives may be paid upon termination by the Company other than for cause. A participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

SECTION 9. Provisions Applicable To Performance Awards.

      9.1 General. Notwithstanding anything in the Plan to the contrary, Performance Awards to Covered Officers shall be subject to the terms and provisions of this Section 9.

      9.2 Performance Measures. The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 9, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit or division financial performance measures:

(a) earnings before interest, taxes, depreciation and/or amortization;

(b) operating income or profit;

(c) return on equity, assets, capital, capital employed, or investment;

(d) after tax operating income;

(e) net income;

(f) earnings or book value per share of Common Stock;

(g) cash flow(s);

(h) total sales or revenues or sales or revenues per employee;

(i) stock price or total shareholder return;

(j) dividends;

(k) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or

(l) any combination thereof.

      Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of Common Stock outstanding, or to assets or net assets.

      9.3 Maximums. With respect to any Covered Officer, the maximum annual number of shares in respect of which all Performance Awards may be granted under Section 9 of this Plan is 500,000 shares and the maximum annual amount of any cash award attributable to or earned in any performance period is $5,000,000.

      9.4 Other Requirements. To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

SECTION 10. Other Stock-Based Awards.

      (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

      (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i)	Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

(ii)	Any award under Section 10 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

(iii)	In the event of the participant’s Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

(iv)	Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.

SECTION 11. Awards to Outside Directors.

      (a) Applicability and Administration. The provisions of this Section 11 shall apply only to awards to Outside Directors in accordance with this Section 11. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 11. Instead, the Board shall have the authority to interpret its provisions and supervise its administration, subject to the provisions provided herein. All decisions made by the Board under this Section 11 shall be made by the affirmative vote of a majority of its members then in office.

      (b) Automatic Awards. On the date of each Annual Meeting of Shareholders of the Company beginning with the year 2004, unless this Plan has been previously terminated, each person who is an Outside Director following such meeting will receive an automatic grant of 1,500 shares of Restricted Stock (“Outside Director Restricted Stock”). An Outside Director who is also the Chairman of the Board or a Vice Chairman of the Board at such time will instead receive an automatic grant of 3,000 shares of Outside Director Restricted Stock. Each Outside Director who first becomes a director after the 2004 Annual Meeting shall receive, in addition, an automatic grant of a non-qualified stock option (“Outside Director Stock Option”) for 15,000 shares of Common Stock. The exercise price of each Outside Director Stock Option granted pursuant to this Section 11(b) shall equal the Fair Market Value of the Common Stock on such option’s date of grant. No Outside Director Stock Option granted pursuant to this Section 11 shall qualify as an Incentive Stock Option.

      (c) Exercisability and Method of Exercise. Each Outside Director Stock Option and Outside Director Restricted Stock award shall vest 33 1/3% per year after the date of grant. Outside Director Stock Options may be exercised, in whole or in part, only by notice in writing to the Company (i) stating the number of shares as to which such option is to be exercised and the address to which the certificates for such shares are to be sent, accompanied by cash, certified check or bank draft payable to the order of the Company, in an amount equal to such option’s exercise price per share multiplied by the number of shares of the Common Stock as to which such option is then being exercised or (ii) instructing the Company to deliver the shares being purchased to a broker, subject to the broker’s delivery of cash to the Company equal to such option purchase price per share multiplied by the number of shares as to which such Outside Director Stock Option is then being exercised, or (iii) delivering shares of Common Stock already owned by the Outside Director as partial or full payment of the Outside Director Stock Option in accordance with the terms and restrictions set forth under Section 5(d).

      (d) Transferability of Options. Outside Director Restricted Stock and Outside Director Stock Options shall not be transferable without the prior written consent of the Board other than (i) transfers to a member of the Outside Director’s Immediate Family or a trust for the benefit of the Outside Director or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

      (e) Restricted Stock and Option Agreement. Grantees of Outside Director Stock Options and Outside Director Restricted Stock shall enter into a stock option agreement in a form approved by the Board, which shall be subject to the terms and conditions of this Plan. Any agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

      (f) Termination. The termination of Outside Director Stock Options or Outside Director Restricted Stock shall be governed by the provisions of Sections 5(g), 5(i) and 5(j) hereof as if Outside Directors were employees of the Company, except that any determination to accelerate the vesting of an Outside Director Stock Option or Outside Director Restricted Stock will be made by the Board and not by the Committee.

      (g) Certain Changes. Outside Director Stock Options or Outside Director Restricted Stock shall be subject to Section 12. The number of shares and the exercise price per share of each Outside Director Stock Option and Outside Director Restricted Stock shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options and Restricted Stock under Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3.

      (h) Taxes. The Company may make such provision as it deems appropriate for the withholding of any taxes which the Company determines are required in connection with the grant or exercise of any Outside Director Stock Option and Outside Director Restricted Stock.

SECTION 12. Change in Control Provisions.

      (a) Impact of Event. The Committee may determine, at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), that in the event of a “Change in Control” as defined in Section 12(b), the following acceleration provisions shall apply:

(i)	any Stock Appreciation Rights, any Stock Option or Outside Director Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii)	the restrictions applicable to any Restricted Stock, Outside Director Restricted Stock, Performance Awards and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii)	the Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

      (b) Definition of Change in Control. For purposes of Section 12(a), a “Change in Control” means the happening of any of the following:

(i)	any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board); or

(ii)	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii)	during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

SECTION 13. Amendments and Termination.

      The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Company’s shareholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(d) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the New York Stock Exchange or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award, Other Stock-Based Award, Outside Director Stock Option or Outside Director Restricted Stock theretofore granted, without the participant’s consent.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis); provided, however, the Committee may not, without the approval of the Company’s shareholders, modify any outstanding Stock Option so as to specify a lower exercise price or accept the surrender of an outstanding Stock Option and authorize the granting of a new Stock Option in substitution therefor specifying a lower exercise price. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 14. Unfunded Status of Plan.

      The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 15. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

      (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

      (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, Performance Award, Other Stock-Based Award, Outside Director Stock Option, Outside Director Restricted Stock or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

      (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 16. Effective Date of Plan.

      The Plan shall be effective upon approval by the Board and by the affirmative vote of a majority of the shares of the Company’s Common Stock entitled to vote.

SECTION 17. Term of Plan.

      No Stock Option, Stock Appreciation Right, Restricted Stock award, Performance Award, Other Stock-Based Award, Outside Director Stock Option or Outside Director Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend or be extended beyond that date.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as Class I Directors of the Company until the Annual Meeting of Shareholders in the year 2007.		2.	2004 Incentive Plan.	☐	☐	☐
	Nominees for Class I Directors:				FOR	AGAINST	ABSTAIN
	01 L. Dale Crandall, 02 Robert W. Morey, 03 Elizabeth E. Tallett and 04 Allen F. Wise		3.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2004.	☐	☐	☐
	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
	☐	☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

Dated: ___________________________________________, 2004

______________________________________________________
Signature

______________________________________________________
Name (Please Print)

______________________________________________________
Signature if held jointly

______________________________________________________
Name (Please Print)

Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

Coventry Health Care 401(k) Plan Participants:

As a Plan Participant you have the right to direct the Plan Trustee how to vote the shares of Coventry Health Care common stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

It is important that you read and understand the information in the Company’s Annual Report and Proxy Statement before voting. You may view these documents on the Company’s intranet at http://cvtynet or on the Corporate Home page of the Company’s internet site at www.cvty.com. You may also request that copies be sent to you by sending an e-mail to
Investor-Relations@cvty.com. The Trustee must receive your voting instructions by June 1, 2004. If the Trustee does not receive your instructions by that date, the Trustee will vote your shares in the same proportion as the shares for which the Trustee has received proper instruction from the other Plan Participants who do vote their shares.

You will receive a separate set of proxy solicitation materials for any shares of common stock that you own other than Plan shares. Your non-Plan shares must be voted separately from your Plan shares.

Vote by Internet or Telephone or Mail – 24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cvh Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 3, 2004 at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, Telephone (301)897-9400, or any adjournment thereof.

     The persons named as proxies above are authorized to vote in their discretion on other matters that may properly come before this meeting.

     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

     Please read the Company's Annual Report and Proxy Statement prior to voting. These documents may be obtained three ways:

1.

Intranet: These documents are posted on the Company's internal network, http://cvtynet. All Company employees have computer access to http://cvtynet at their various office locations. If you need instructions on how to access http://cvtynet, please see your local human resources representative.

2.	Internet: These documents are also posted on the Corporate home page of the Company's website at www.cvty.com. Employees may or may not have access to the internet during office hours.

3.	Mail: If you would like to have these documents mailed to you at your place of employment, please send your request by e-mail to Investor-Relations@cvty.com.

YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY

See Voting Instructions On The Reverse Side Of This Proxy

THANK YOU FOR VOTING.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as Class I Directors of the Company until the Annual Meeting of Shareholders in the year 2007.		2.	2004 Incentive Plan.	☐	☐	☐
	Nominees for Class I Directors:				FOR	AGAINST	ABSTAIN
	01 L. Dale Crandall, 02 Robert W. Morey, 03 Elizabeth E. Tallett and 04 Allen F. Wise		3.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2004.	☐	☐	☐
	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
	☐	☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

Dated: ___________________________________________, 2004

______________________________________________________
Signature

______________________________________________________
Name (Please Print)

______________________________________________________
Signature if held jointly

______________________________________________________
Name (Please Print)

Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

You can view the Annual Report and Proxy Statement
on the Corporate Home page of the
Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 3, 2004 at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, Telephone (301)897-9400, or any adjournment thereof.

     Proxies are authorized to vote in their discretion on other matters that may properly come before the meeting.

     SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY

See Voting Instructions On The Reverse Side Of This Proxy

THANK YOU FOR VOTING.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as Class I Directors of the Company until the Annual Meeting of Shareholders in the year 2007.		2.	2004 Incentive Plan.	☐	☐	☐
	Nominees for Class I Directors:				FOR	AGAINST	ABSTAIN
	01 L. Dale Crandall, 02 Robert W. Morey, 03 Elizabeth E. Tallett and 04 Allen F. Wise		3.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2004.	☐	☐	☐
	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
	☐	☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

Dated: ___________________________________________, 2004

______________________________________________________
Signature

______________________________________________________
Name (Please Print)

______________________________________________________
Signature if held jointly

______________________________________________________
Name (Please Print)

Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cvh Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 3, 2004 at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, Telephone (301)897-9400, or any adjournment thereof.

     Proxies are authorized to vote in their discretion on other matters that may properly come before the meeting.

     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY

See Voting Instructions On The Reverse Side Of This Proxy

THANK YOU FOR VOTING.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as Class I Directors of the Company until the Annual Meeting of Shareholders in the year 2007.		2.	2004 Incentive Plan.	☐	☐	☐
	Nominees for Class I Directors:				FOR	AGAINST	ABSTAIN
	01 L. Dale Crandall, 02 Robert W. Morey, 03 Elizabeth E. Tallett and 04 Allen F. Wise		3.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2004.	☐	☐	☐
	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
	☐	☐	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

Dated: ___________________________________________, 2004

______________________________________________________
Signature

______________________________________________________
Name (Please Print)

______________________________________________________
Signature if held jointly

______________________________________________________
Name (Please Print)

Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

Coventry Health Care 401(k) Plan Participants:

As a Plan Participant you have the right to direct the Plan Trustee how to vote the shares of Coventry Health Care common stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

It is important that you read and understand the information in the Company’s Annual Report and Proxy Statement before voting. You may view these documents on the Company’s intranet at http://cvtynet or on the Corporate Home page of the Company’s internet site at www.cvty.com. You may also request that copies be sent to you by sending an e-mail to Investor-Relations@cvty.com. The Trustee must receive your voting instructions by June 1, 2004. If the Trustee does not receive your instructions by that date, the Trustee will vote your shares in the same proportion as the shares for which the Trustee has received proper instruction from the other Plan Participants who do vote their shares.

You will receive a separate set of proxy solicitation materials for any shares of common stock that you own other than Plan shares. Your non-Plan shares must be voted separately from your Plan shares.

Vote by Internet or Telephone or Mail – 24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cvh Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 3, 2004 at 9:30 a.m., Eastern Daylight Saving Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, Telephone (301)897-9400, or any adjournment thereof.

     The persons named as proxies above are authorized to vote in their discretion on other matters that may properly come before this meeting.

     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

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Address Change/Comments (Mark the corresponding box on the reverse side)

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YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY

See Voting Instructions On The Reverse Side Of This Proxy

THANK YOU FOR VOTING.